As filed with the Securities and Exchange Commission on April 29, 2025
Securities Act File No. 333-248085
Investment Company Act File No. 811-23603

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 17	☒
(Check appropriate box or boxes)

THE ALGER ETF TRUST
(Exact Name of Registrant as Specified in Charter)
100 Pearl Street, 27th Floor, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: 212-806-8800

Tina Payne, Esq. Fred Alger Management, LLC 100 Pearl Street, 27th Floor New York, NY 10004 (Name and Address of Agent for Service)	Copy to: Nicole M. Runyan, Esq. Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022
Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest, par value $0.001 per share.
This filing relates solely to: Alger35 ETF, Alger Mid Cap 40 ETF, Alger Weatherbie Enduring Growth ETF, Alger Concentrated Equity ETF, and Alger AI Enablers & Adopters ETF

Prospectus April 30, 2025
	Ticker Symbol	Listing Exchange
Alger Mid Cap 40 ETF	FRTY	NYSE Arca, Inc.
Alger 35 ETF	ATFV	NYSE Arca, Inc.
Alger Weatherbie Enduring Growth ETF	AWEG	NYSE Arca, Inc.
Alger Concentrated Equity ETF	CNEQ	NYSE Arca, Inc.
Alger AI Enablers & Adopters ETF	ALAI	NYSE Arca, Inc.
The Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

Table of Contents
THE ALGER ETF TRUST
2	Summary Sections
	2	Alger Mid Cap 40 ETF
	7	Alger 35 ETF
	12	Alger Weatherbie Enduring Growth ETF
	19	Alger Concentrated Equity ETF
	23	Alger AI Enablers & Adopters ETF
28	Investment Objectives, Principal Investment Strategies and Related Risks
	28	Investment Objectives
	28	Principal Investment Strategies
	33	Principal Risks
40	Management and Organization
	40	Manager
	40	Sub-Adviser
	41	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Funds
41	Investing in the Funds
42	Share Price and Distributions
43	Taxes
45	Additional Information
46	Disclosure of Portfolio Holdings
47	Hypothetical Investment and Expense Information
49	Financial Highlights

54	For Fund Information

Prospectus 2/54

Summary Sections
Alger Mid Cap 40 ETF
Investment Objective
Alger Mid Cap 40 ETF seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Alger Mid Cap 40 ETF
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Alger Mid Cap 40 ETF
Management Fees	.50%
Distribution and/or Service (12b-1) Fees*	None
Other Expenses	.48%
Total Annual Fund Operating Expenses	.98%
Fee Waiver and/or Expense Reimbursement**	(.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.60%
*
The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time, and for at least one year from the effective date of this prospectus.
**
Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses, and certain proxy expenses, to the extent applicable) through December 31, 2026 to the extent necessary to limit other expenses of the Fund to 0.10% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through December 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Alger Mid Cap 40 ETF	$61	$248	$479	$1,142
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 199.13% of the average value of its portfolio.

Prospectus 3/54

Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For these purposes, “mid-cap companies” are those companies that, at the time of purchase of the securities, have total market capitalization within the range of (i) companies included in the Russell MidCap Growth Index or the S&P MidCap 400 Index or (ii) $1 billion to $30 billion. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2024, the companies in the Russell MidCap Growth Index ranged from $1.67 billion to $172.29 billion and the companies in the S&P MidCap 400 Index ranged from $2.34 billion to $74.65 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, health care and industrials sectors; however, the Fund will not invest more than 25% of its total assets in any one industry comprising such sector.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 40 holdings. Fund holdings may occasionally differ from this number for a variety of reasons, including, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position.  Additionally, the Fund may temporarily exceed the stated number of holdings for a number of reasons, including, but not limited to, when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant (as defined below) and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
ETF Risks
●
Market Trading Risk – The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
●
Authorized Participant Concentration Risk – Only authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.

Prospectus 4/54

●
Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
●
Large Shareholder Risk – Certain shareholders, including other funds advised by the Manager or an affiliate of the Manager, may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the Manager or an affiliate of the Manager, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Often, medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a 40-stock portfolio. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected

Prospectus 5/54

by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
●
Industrials Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed as ordinary income tax rates for federal income tax purposes, which may result in higher taxes than an ETF investor might expect to incur.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market and a more narrowly based index that reflects the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
The broad-based securities market index used for comparison with the Fund’s performance changed from the Russell Midcap Growth Index to the S&P 500 Index to comply with new regulations that require the Fund’s broad-based securities market index to reflect the overall market in which the Fund may invest. The Fund’s previous broad-based securities market index, the Russell Midcap Growth Index, which the Manager believes more closely reflects the market segments in which the Fund invests, is included as an additional index.
Annual Total Returns as of December 31 (%)

Best Quarter:	Q1 2024	17.35%	Worst Quarter:	Q2 2022	-24.61%

Prospectus 6/54

Average Annual Total Return as of December 31, 2024
	1 Year	Since Inception	Inception Date
Alger Mid Cap 40 ETF			2/26/2021
Return Before Taxes	37.34%	-0.35%
Return After Taxes on Distributions	37.31%	-0.92%
Return After Taxes on Distributions and Sale of Fund Shares	22.13%	-0.50%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	22.10%	6.03%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	25.02%	13.66%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.
Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Amy Y. Zhang, CFA Executive Vice President and Portfolio Manager Since Inception (February 2021)
Shareholder Information
Purchasing and Redeeming Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.alger.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as if your account is held at a bank), the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Prospectus 7/54

Alger 35 ETF
Investment Objective
Alger 35 ETF seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Alger 35 ETF
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Alger 35 ETF
Management Fees	.45%
Distribution and/or Service (12b-1) Fees*	None
Other Expenses	.78%
Total Annual Fund Operating Expenses	1.23%
Fee Waiver and/or Expense Reimbursement**	(.68)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.55%
*
The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time, and for at least one year from the effective date of this prospectus.
**
Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses, and certain proxy expenses, to the extent applicable) through December 31, 2026 to the extent necessary to limit other expenses of the Fund to 0.10% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through December 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Alger 35 ETF	$56	$275	$564	$1,386
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 219.07% of the average value of its portfolio.

Prospectus 8/54

Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal circumstances, the Fund invests in a stock portfolio of approximately 35 equity securities of companies of any market capitalization that the Manager believes are undergoing Positive Dynamic Change. The Fund focuses its investments in technology companies, including companies benefiting from technological improvements, advancements or developments. In the opinion of the Manager, these companies across industries use technology extensively to improve their business processes, applications and opportunities or seek to grow through technological developments and innovations.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 35 holdings. Fund holdings may occasionally differ from this number for a variety of reasons, including because of extreme market volatility, such as when the Fund has entered a temporary defensive position.  Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, consumer discretionary and communication services sectors.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant (as defined below) and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
ETF Risks
●
Market Trading Risk – The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
●
Authorized Participant Concentration Risk – Only authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.
●
Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
●
Large Shareholder Risk – Certain shareholders, including other funds advised by the Manager or an affiliate of the Manager, may

Prospectus 9/54

from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the Manager or an affiliate of the Manager, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small Cap and Mid Cap Securities Risk – There may be greater risk in investing in smaller, less seasoned companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
●
Communication Services Sector Risk – Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain

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companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed as ordinary income tax rates for federal income tax purposes, which may result in higher taxes than an ETF investor might expect to incur.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market and a more narrowly based index that reflects the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
The Russell 3000 Growth Index has been added as an index for comparison with the Fund’s performance, which the Manager believes more closely reflects the market segments in which the Fund invests than the Fund’s broad-based securities market index.
Annual Total Returns as of December 31 (%)

Best Quarter:	Q4 2023	19.90%	Worst Quarter:	Q2 2022	-21.86%
Average Annual Total Return as of December 31, 2024
	1 Year	Since Inception	Inception Date
Alger 35 ETF			5/3/2021
Return Before Taxes	46.89%	6.77%
Return After Taxes on Distributions	46.82%	6.75%
Return After Taxes on Distributions and Sale of Fund Shares	27.79%	5.26%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	25.02%	11.37%
Russell 3000 Growth Index (reflects no deductions for fees, expenses or taxes)	32.46%	12.84%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

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those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since Inception (May 2021)
George Ortega Senior Vice President, Portfolio Manager, and Senior Analyst Since January 2024
As the Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.alger.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as if your account is held at a bank), the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Prospectus 12/54

Alger Weatherbie Enduring Growth ETF
Investment Objective
Alger Weatherbie Enduring Growth ETF seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Alger Weatherbie Enduring Growth ETF
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Alger Weatherbie Enduring Growth ETF
Management Fees	.55%
Distribution and/or Service (12b-1) Fees*	None
Other Expenses	2.17%
Total Annual Fund Operating Expenses	2.72%
Fee Waiver and/or Expense Reimbursement**	(2.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.65%
*
The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time, and for at least one year from the effective date of this prospectus.
**
Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses, and certain proxy expenses, to the extent applicable) through December 31, 2026 to the extent necessary to limit other expenses of the Fund to 0.10% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through December 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Alger Weatherbie Enduring Growth ETF	$66	$506	$1,122	$2,788
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 55.17% of the average value of its portfolio.
Principal Investment Strategy
The Fund is sub-advised by Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of the Manager (Weatherbie and the Manager, collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Fund’s Board of Trustees, the Manager oversees Weatherbie and evaluates its performance results. The Manager reviews portfolio

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performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Weatherbie. Weatherbie is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchases and sales of individual securities.
The Fund invests primarily in equity securities of mid-cap growth companies with an environmental, social and governance (“ESG”) rating of medium or better, as rated by Sustainalytics, a third-party ESG rating agency (“Sustainalytics” or the “ESG Rating Agency”), at the time of purchase. Sustainalytics provides ESG ratings that measure a company’s exposure to material ESG issues (“MEIs”) and how well the company is managing those MEIs. Using its proprietary methodology, as described below, Sustainalytics rates companies on a scale of 0 to 100, with 0 to 10 representing negligible ESG risk, 10 to 20 representing low ESG risk, 20 to 30 representing medium ESG risk, 30 to 40 representing high ESG risk, and 40 and higher representing severe ESG risk.
Under normal circumstances, 80% of companies in the Fund’s portfolio, based on net assets, will have a Sustainalytics ESG rating. The Sustainalytics ESG ratings for this portion of the portfolio will have a weighted average of 25 or better. For determining the weighted average, the Sustainalytics ESG rating of a security comprising a higher percentage of the portfolio will have a greater impact than the Sustainalytics ESG rating of a security with a lower percentage of the portfolio on the weighted average ESG rating of this portion of the portfolio. As a result, the Fund may invest in companies with Sustainalytics ESG ratings above and below 25, although the Fund will not invest in a company if, as a result, the weighted average of the applicable portion of its portfolio would exceed a Sustainalytics ESG rating of 25. In addition, the Fund will not invest in a company with a Sustainalytics ESG rating of 40 or above (i.e., severe ESG risk) at the time of purchase. If an existing portfolio holding’s ESG rating is adjusted by Sustainalytics to 40 or higher, Weatherbie will sell that portfolio holding within six months, subject to its fiduciary obligations to the Fund, although the Fund may continue to hold that investment if Sustainalytics readjusts the company’s ESG rating back to below 40 as a result of positive actions taken by the company to reduce its ESG risk rating.
Although the Fund expects to invest primarily in companies with ESG ratings provided by Sustainalytics, certain investments may not be rated by Sustainalytics. Reasons for this may be because (i) Sustainalytics does not include the company in its rating universe; and (ii) of timing differences between when the Fund may invest in a company and when, and if, that company receives an ESG rating from Sustainalytics. With respect to (ii) for example, Sustainalytics may take time to rate a particular company when it is newly publicly traded or as a result of a corporate action, such as a merger, spin-off or restructuring. The Fund may hold up to three securities totaling no more than 20% of the Fund’s net assets in securities, without a Sustainalytics ESG rating. If a company does receive an ESG rating from Sustainalytics, Weatherbie will include that company as part of the portion of the Fund’s portfolio that is required to maintain a weighted average ESG rating of 25 or better.
In effecting the Fund’s investment strategy, Weatherbie initially employs fundamental analysis to identify innovative and dynamic companies that demonstrate promising growth potential such as strong earnings growth and sound stock market values. Weatherbie then uses Sustainalytics’ ESG ratings to determine whether an identified company is an appropriate investment for the Fund, including determining the impact that the investment would have on the Sustainalytics ESG rating of the Fund’s portfolio on a weighted average basis. In selecting and monitoring investments for the Fund, Weatherbie conducts due diligence on Sustainalytics, reviews the Sustainalytics ESG ratings of existing and potential portfolio investments, and separately engages with identified companies to determine whether a company’s Sustainalytics ESG rating seems consistent with the company’s practices. As part of Weatherbie’s fundamental analysis when considering investing in a company without a Sustainalytics ESG rating, Weatherbie will consider the company’s ESG record in addition to the company’s overall growth potential.
With respect to its ESG ratings, Sustainalytics arrives at an ESG risk score for each company it rates by assessing the company’s exposure to MEIs and assessing how well management manages the company’s exposure to those MEIs. Regarding assessing exposure to MEIs, Sustainalytics uses a variety of criteria, which may change from time to time as part of its ratings process. The environmental criteria include, but are not limited to, climate change (carbon, energy efficiency, fines), natural resources (water stress, biodiversity), pollution and waste (air/water pollution, waste management), and environmental opportunities (clean technology, green building, renewable energy). The social criteria include, but are not limited to, human capital (labor management, development, supply chain, health and safety, employee sentiment, diversity), product liability (safety and quality, consumer satisfaction), stakeholder opposition (controversial sourcing), social opportunities (access to finance, healthcare, communications, nutrition and health, philanthropy), and board composition (diversity). The governance criteria include, but are not limited to, corporate governance (board, executive pay, ownership structure, accounting and disclosures, audit committee structure) and corporate behavior (business ethics, anti-competition strategies, corruption, lobbying, political contributions, shareholder rights). The overall Sustainalytics risk score for each company is a measure of whether or not, and how well, a company has responded to the various MEIs to which it is exposed.
In evaluating a particular company’s ESG rating, as well as the Fund’s weighted average ESG rating, the Fund relies exclusively on ratings provided by Sustainalytics. Sustainalytics periodically assesses companies for their exposure to and management of ESG risks and opportunities based on data collected from company filings, public disclosures and other sources.
For purposes of the Fund’s principal investment strategies, “mid-cap companies” are those companies that, at the time of purchase of the securities, primarily have total market capitalization within the range of (i) companies included in the Russell Midcap Growth Index or (ii) $1 billion to $25 billion. At December 31, 2024, the companies in this index ranged from $1.7 billion to

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$172.3 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted.
The Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally, the Fund will own no more than 30 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance. Fund holdings may differ from this number for any reason. Such reasons may be, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the industrials, health care, information technology, and financials sectors.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant (as defined below) and/or when the Sub-Adviser believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
ETF Risks
●
Market Trading Risk – The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
●
Authorized Participant Concentration Risk – Only authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.
●
Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
●
Large Shareholder Risk – Certain shareholders, including other funds advised by the Manager or an affiliate of the Manager, may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the Manager or an affiliate of the Manager, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.

Prospectus 15/54

Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Environmental, Social and/or Governance Sustainability-Related Securities Risk – The Sub-Adviser’s use of an ESG Rating Agency to implement the Fund’s investment strategy may result in the selection or exclusion of securities of certain issuers in and from the Fund’s portfolio for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG Rating Agency or employ another type of ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. In evaluating a particular issuer’s ESG rating, as well as the Fund’s weighted average ESG rating, the Sub-Adviser relies exclusively on the ESG Rating Agency and, therefore, is dependent upon information and data from the ESG Rating Agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Determining a company’s ESG rating is inherently subjective and the ESG Rating Agency’s assessment of a company, based on the ESG Rating Agency’s proprietary methodology may differ from that of other third party ESG rating agencies, other funds, or an investor. As a result, the Fund may invest in companies that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or the ESG Rating Agency’s assessment of a company’s ESG practices may change over time.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Often, medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Industrials Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
●
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in

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unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Financials Sector Risk – The Fund may have a significant portion of its assets invested in securities of financial services companies, which means the Fund may be more affected by the performance of the financials sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the calendar year ended December 31, 2024 and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market and a more narrowly based index that reflects the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
The broad-based securities market index used for comparison with the Fund’s performance changed from the Russell Midcap Growth Index to the S&P 500 Index to comply with new regulations that require the Fund’s broad-based securities market index to reflect the overall market in which the Fund may invest. The Fund’s previous broad-based securities market index, the Russell Midcap Growth Index, which the Manager believes more closely reflects the market segments in which the Fund invests, is included as an additional index.
Annual Total Returns as of December 31 (%)

Best Quarter:	Q1 2024	6.25%	Worst Quarter:	Q2 2024	0.51%

Prospectus 17/54

Average Annual Total Return as of December 31, 2024
	1 Year	Since Inception	Inception Date
Alger Weatherbie Enduring Growth ETF			3/6/2023
Return Before Taxes	16.80%	15.42%
Return After Taxes on Distributions	15.70%	14.76%
Return After Taxes on Distributions and Sale of Fund Shares	10.43%	11.78%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	22.10%	20.27%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	25.02%	24.59%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC

Sub-Adviser
Weatherbie Capital, LLC*	H. George Dai, Ph.D. Chief Investment Officer, Portfolio Manager, Senior Analyst Since Inception (March 2023)
Joshua D. Bennett, CFA Director of Research, Portfolio Manager, Senior Analyst Since Inception (March 2023)
*
Weatherbie, an affiliate of the Manager, sub-advises the Fund subject to the Manager’s supervision and approval.
As the Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.alger.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.

Prospectus 18/54

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as if your account is held at a bank), the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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Alger Concentrated Equity ETF
Investment Objective
Alger Concentrated Equity ETF seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Alger Concentrated Equity ETF
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Alger Concentrated Equity ETF
Management Fees	.45%
Distribution and/or Service (12b-1) Fees*	None
Other Expenses	1.17%
Total Annual Fund Operating Expenses	1.62%
Fee Waiver and/or Expense Reimbursement**	(1.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.55%
*
The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time, and for at least one year from the effective date of this prospectus.
**
Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses, and certain proxy expenses, to the extent applicable) through December 31, 2026 to the extent necessary to limit other expenses of the Fund to 0.10% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through December 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Alger Concentrated Equity ETF	$56	$323	$700	$1,759
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (since the Fund’s commencement of operations on April 4, 2024 through December 31, 2024) , the Fund’s portfolio turnover rate was 46.82% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies that the Manager believes demonstrate promising growth potential. For these purposes, “large-cap companies” are those companies that, at the time of purchase of the securities, have total market capitalization within

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the range of companies included in the Russell 1000 Growth Index. At December 31, 2024, the companies in this index ranged from $1.67 billion to $3.79 trillion. Equity securities include common or preferred stocks that are listed on U.S. exchanges.
The Fund will invest at least 25% of its total assets in companies focused in the following group of related industries: software, technology hardware storage and peripherals, semiconductors and semiconductor equipment, information technology services, electronic equipment instruments and components, communications equipment, broadline retail and interactive media and services, as classified by third party sources. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.
The Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally, the Fund will own no more than 30 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance. Fund holdings may differ from this number for any reason. Such reasons may be, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, consumer discretionary and communication services sectors. For the purpose of categorizing companies, sectors are a broader category than industries and industries comprise sectors.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant (as defined below) and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
ETF Risks
●
Market Trading Risk – The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
●
Authorized Participant Concentration Risk – Only authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.
●
Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
●
Large Shareholder Risk – Certain shareholders, including other funds advised by the Manager or an affiliate of the Manager, may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the Manager or an affiliate of the Manager, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its

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investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Concentration Risk – By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
●
Communication Services Sector Risk – Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.

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Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed as ordinary income tax rates for federal income tax purposes, which may result in higher taxes than an ETF investor might expect to incur.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
No performance information will be presented until the Fund has been in operation for a full calendar year. Annual performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.alger.com.
Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Ankur Crawford, Ph.D. Executive Vice President and Portfolio Manager Since Inception (April 2024)
Shareholder Information
Purchasing and Redeeming Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.alger.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as if your account is held at a bank), the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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Alger AI Enablers & Adopters ETF
Investment Objective
Alger AI Enablers & Adopters ETF seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Alger AI Enablers & Adopters ETF
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Alger AI Enablers & Adopters ETF
Management Fees	.45%
Distribution and/or Service (12b-1) Fees*	None
Other Expenses	1.23%
Total Annual Fund Operating Expenses	1.68%
Fee Waiver and/or Expense Reimbursement**	(1.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.55%
*
The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time, and for at least one year from the effective date of this prospectus.
**
Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses, and certain proxy expenses, to the extent applicable) through December 31, 2026 to the extent necessary to limit other expenses of the Fund to 0.10% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through December 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Alger AI Enablers & Adopters ETF	$56	$331	$721	$1,816
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (since the Fund’s commencement of operations on April 4, 2024 through December 31, 2024) , the Fund’s portfolio turnover rate was 127.42% of the average value of its portfolio.
Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities and demonstrate promising growth potential. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example,

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rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that it believes will benefit from artificial intelligence (“AI”), demonstrate promising growth potential, and are companies where AI can play a material role in potentially driving stock price performance over the next twelve to thirty-six months. Equity securities include common or preferred stocks listed on U.S. or foreign exchanges.
In effecting the Fund’s investment strategy, the Manager initially employs its fundamental, proprietary investment research investment process to identify companies undergoing Positive Dynamic Change.
Next, the Manager determines whether it believes such companies benefit from AI by classifying them into two categories: AI Enablers and AI Adopters. AI Enablers include companies developing the building block components for and investing in AI infrastructure such as machinery, hardware, software and services. AI Adopters include companies that integrate AI into their businesses to enhance their products or services or make their operations more productive. These categories may be adjusted from time to time to incorporate future developments as the area of AI evolves.
Lastly, the Manager determines whether AI can play a material role in potentially driving stock performance over the next twelve to thirty-six months through its fundamental research process. The Manager makes this determination using mainly qualitative assessments to reach its conclusions due to the Manager’s view that publicly traded companies, even those focused upon AI, are not universally transparent in sharing their exposure to AI. Specifically, the Manager makes assessments based upon its knowledge of each company’s creation, distribution and/or consumption of AI products and services, and to the extent available, upon quantitative factors including but not limited to a company’s revenue derived from, and/or resources devoted to, AI. In assessing what material role AI may play in potentially driving stock performance over the next twelve to thirty-six months, the Manager considers from among the following criteria with respect to AI Enablers, estimates of a company’s future market share in AI-related infrastructure services, product and/or service quality, acceleration of revenue growth and rate of adoption relative to peers, and, with respect to AI Adopters, estimates of the degree of AI integration into a company’s operations, the resulting impact on reducing a company’s costs, the increase in efficiency of the company’s operations, the potential enhancement to a company’s net earnings and revenue growth, improvement of product or service offerings, and the extent to which a company may gain a potential competitive advantage from AI within its industry.
The Fund will invest at least 25% of its total assets in companies focused in the following group of related industries: software, technology hardware storage and peripherals, semiconductors and semiconductor equipment, information technology services, electronic equipment instruments and components, communications equipment, broadline retail and interactive media and services, as classified by third party sources. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.
The Fund may invest a substantial portion of its assets in a smaller number of issuers. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance.
The Fund’s investments include small-, medium- and large-capitalization companies. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources. For the purpose of categorizing companies, sectors are a broader category than industries and industries comprise sectors.
The Fund can also invest in privately placed securities, which are securities acquired in non-public offerings for which there is no readily available market.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant (as defined below) and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.

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Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
ETF Risks
●
Market Trading Risk – The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
●
Authorized Participant Concentration Risk – Only authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.
●
Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
●
Large Shareholder Risk – Certain shareholders, including other funds advised by the Manager or an affiliate of the Manager, may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the Manager or an affiliate of the Manager, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Artificial Intelligence Securities Risk – Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology.

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Companies that utilize AI in their business operations, and the challenges with properly managing AI’s use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on such companies’ business operations. If the content, analyses, or recommendations that AI applications assist companies in producing are or are alleged to be deficient, inaccurate, or biased, the Fund may be adversely affected. Additionally, AI tools used by such companies may produce inaccurate, misleading or incomplete responses that could lead to errors in decision-making or other business activities, which could have a negative impact on the performance of such companies. Such AI tools could also be used against companies in criminal or negligent ways.
AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Concentration Risk – By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Often, medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small Cap Securities Risk – There may be greater risk in investing in companies with small market capitalizations rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.
Privately Placed Securities Risk – A private placement is an offering of a company’s securities that is not registered with the Securities and Exchange Commission (the “SEC”) and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid. As a result, investments in private placements can result in substantial or complete losses.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards. Additionally, events and evolving conditions in certain markets or regions may alter the

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risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities.
ADR and GDR Risk – ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.
Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed as ordinary income tax rates for federal income tax purposes, which may result in higher taxes than an ETF investor might expect to incur.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
No performance information will be presented until the Fund has been in operation for a full calendar year. Annual performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.alger.com.
Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Patrick Kelly, CFA Executive Vice President, Head of Alger Capital Appreciation and Spectra Strategies and Portfolio Manager Since Inception (April 2024)
Shareholder Information
Purchasing and Redeeming Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.alger.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as if your account is held at a bank), the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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Investment Objectives, Principal Investment Strategies and Related Risks
The investment objective, principal strategy and primary risks of each Fund are discussed individually in each Fund’s Summary Section in this Prospectus. Each of Alger Mid Cap 40 ETF, Alger Concentrated Equity ETF, and Alger AI Enablers & Adopters ETF has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name (as described in the Fund’s Summary Section in this Prospectus) and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy. Each Fund’s investment objective is a non-fundamental investment policy and may be changed by the Board of Trustees (the “Board”) of The Alger ETF Trust (the “Trust”) without shareholder approval. Each Fund will provide its shareholders with at least 60 days’ prior notice of any change to its investment objective. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may not achieve its investment objective while in a temporary defensive position.
Alger 35 ETF, Alger Weatherbie Enduring Growth ETF, Alger Concentrated Equity ETF, and Alger AI Enablers & Adopters ETF are each non-diversified and each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. A Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.
Each index used in the Summary Sections is a broad-based index that represents the overall applicable market. Certain Funds also use a more narrowly based index in its Summary that the Manager believes reflects the market sectors in which such Fund invests. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index. Investors cannot invest directly in any index.
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Russell 3000 Growth Index: combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.
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Russell Midcap Growth Index: measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.
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S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.
Additional Information About the Funds’ Investment Strategies and Investments
Investment Objectives
Each of the Funds seeks long-term capital appreciation.
Principal Investment Strategies
The following are each Fund’s investment process and principal investment strategies. Each Fund may invest in other securities that are not its principal strategy, and such strategies and related risks are described in more detail in the Fund’s Statement of Additional Information (“SAI”).
Each Fund invests primarily in equity securities. Each Fund’s investments in equity securities are primarily in common or preferred stocks, but its equity investments may also include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. Each Fund invests primarily in companies whose securities are traded on U.S. exchanges.
Each Fund invests primarily in “growth” stocks. The Funds’ investment manager, Fred Alger Management, LLC (the “Manager”), believes that these companies tend to fall into one of two categories:
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High Unit Volume Growth
Vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.
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Positive Life Cycle Change
Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

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Alger Weatherbie Enduring Growth ETF is sub-advised by Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of the Manager (Weatherbie and the Manager, collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Board, the Manager oversees Weatherbie and evaluates its performance results. The Manager reviews portfolio performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Weatherbie. Weatherbie is primarily responsible for the day-to-day management of the Alger Weatherbie Enduring Growth ETF’s portfolio, including purchases and sales of individual securities.
Alger Mid Cap 40 ETF, Alger Weatherbie Enduring Growth ETF, and Alger Concentrated Equity ETF must take into account a company’s market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.
ESG Integration
The following is applicable to each Fund, except Alger Weatherbie Enduring Growth ETF.
Although a Fund does not seek to implement a specific environmental, social and governance (“ESG”), impact or sustainability strategy unless otherwise disclosed, the Manager has sought to integrate ESG considerations into its investment process through the use of both third-party ESG specific information and its own proprietary research. Specifically, with respect to no less than 75% of the Manager’s assets under management, the Manager evaluates a company’s ESG factors and, based on such factors, may engage with the company to (i) identify drivers of poor ESG metrics; (ii) interview management with key questions about ESG issues; and (iii) evaluate the prospect of positive ESG change within a company. Upon conclusion of this engagement, a report is published to the Manager’s research database to ensure that all portfolio managers have access to the report summarizing the company’s ESG issues, the results of any meeting/interview with the company, an ESG rating of the company and any other relevant factors. The author of each report will meet with portfolio managers as necessary to discuss the ESG report and the impact the report may have on the overall investment view of the company.
The Manager may change the sources for such ESG information, including by adding or modifying the information it receives from third-party firms, selecting different third-party firms, using company-provided information, or performing different or additional internal assessments. To assist with efforts to incorporate ESG considerations into the investment process, all of the Manager’s investment professionals have access to company-specific ESG reports. The Manager has established an ESG steering committee comprised of executive management and senior investment professionals to oversee this process.
ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While the Manager views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.
Use of Artificial Intelligence
The Manager integrates AI into its operations, including its investment process, through the use of certain third-party vendors and large language model platforms. Specifically, the Manager may utilize large language model platforms to perform research or provide assistance with other tasks. Additionally, the Manager utilizes vendors that use AI in their business operations, including analytical, technological or computational function, algorithm model, correlation matrices, or similar methods or processes that optimizes for, predicts, guides, forecasts, or directs business-related behaviors or outcomes. Such information is then incorporated by the Manager into its investment, sales or administrative processes.
If the content and analyses that AI applications assist the Manager in producing are or are alleged to be deficient, inaccurate, or biased, the Funds may be adversely affected. Additionally, AI tools used by the Manager may produce inaccurate, misleading or incomplete responses that could lead to errors in the Manager’s decision-making, portfolio management or other business activities, which could have a negative impact on a Fund’s performance. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on AI, and may additionally impact the Funds. AI tools and technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is not possible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Alger Mid Cap 40 ETF
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For these purposes, “mid-cap companies” are those companies that, at the time of purchase of the securities, have total market capitalization within the range of (i) companies included in the Russell MidCap Growth Index or the S&P MidCap 400 Index, or (ii) $1 billion to $30 billion. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2024, the companies in the Russell MidCap Growth Index ranged from $1.67 billion to $172.29 billion and the

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companies in the S&P MidCap 400 Index ranged from $2.34 billion to $74.65 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, health care and industrials sectors; however, the Fund will not invest more than 25% of its total assets in any one industry comprising such sector.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 40 holdings. Fund holdings may occasionally differ from this number for a variety of reasons, including, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings for a number of reasons, including, but not limited to, when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Alger 35 ETF
Under normal circumstances, the Fund invests in a stock portfolio of approximately 35 equity securities of companies of any market capitalization that the Manager believes are undergoing Positive Dynamic Change. The Fund focuses its investments in technology companies, including companies benefiting from technological improvements, advancements or developments. In the opinion of the Manager, these companies across industries use technology extensively to improve their business processes, applications and opportunities or seek to grow through technological developments and innovations.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 35 holdings. Fund holdings may occasionally differ from this number for a variety of reasons, including because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including the information technology, health care and consumer discretionary sectors.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is a non-diversified, actively managed ETF that does not seek to replicate the performance of a specified index.
Alger Weatherbie Enduring Growth ETF
The Fund invests primarily in equity securities of mid-cap growth companies with an environmental, social and governance (“ESG”) rating of medium or better, as rated by Sustainalytics, a third-party ESG rating agency (“Sustainalytics” or the “ESG Rating Agency”), at the time of purchase. Sustainalytics provides ESG ratings that measure a company’s exposure to material ESG issues (“MEIs”) and how well the company is managing those MEIs. Using its proprietary methodology, as described below, Sustainalytics rates companies on a scale of 0 to 100, with 0 to 10 representing negligible ESG risk, 10 to 20 representing low ESG risk, 20 to 30 representing medium ESG risk, 30 to 40 representing high ESG risk, and 40 and higher representing severe ESG risk.
Under normal circumstances, 80% of companies in the Fund’s portfolio, based on net assets, will have a Sustainalytics ESG rating. The Sustainalytics ESG ratings for this portion of the portfolio will have a weighted average of 25 or better. For determining the weighted average (as summarized below), the Sustainalytics ESG rating of a security comprising a higher percentage of the portfolio will have a greater impact than the Sustainalytics ESG rating of a security with a lower percentage of the portfolio on the

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weighted average ESG rating of this portion of the portfolio. As a result, the Fund may invest in companies with Sustainalytics ESG ratings above and below 25, although the Fund will not invest in a company if, as a result, the weighted average of the applicable portion of its portfolio would exceed a Sustainalytics ESG rating of 25. In addition, the Fund will not invest in a company with a Sustainalytics ESG rating of 40 or above (i.e., severe ESG risk) at the time of purchase. If an existing portfolio holding’s ESG rating is adjusted by Sustainalytics to 40 or higher, Weatherbie will sell that portfolio holding within six months, subject to its fiduciary obligations to the Fund, although the Fund may continue to hold that investment if Sustainalytics readjusts the company’s ESG rating back to below 40 as a result of positive actions taken by the company to reduce its ESG risk rating.
The weighted average is calculated by multiplying each portfolio holding’s weight by its Sustainalytics ESG rating, then adding each total together to determine the Fund’s weighted ESG rating. For example, to determine the weighted average of (i) a security with an ESG rating of 10 comprising 50% of the Fund’s portfolio, (ii) a security with an ESG rating of 20 comprising 35% of the Fund’s portfolio, and (iii) a security with an ESG rating of 30 comprising 15% of the Fund’s portfolio: first, 10 is multiplied by 50% (for a total of 5), 20 is multiplied by 35% (for a total of 7), and 30 is multiplied by 15% (for a total of 4.5). Then, 5, 7 and 4.5 are added together for a total weighted average ESG rating of 16.5. If a simple average was used, rather than weighted average, the average ESG rating of these three companies would be 20. The previous calculation is only an example made to illustrate how the Fund’s weighted average ESG rating is calculated. The Fund’s actual portfolio will contain more securities and will consist of securities with ESG ratings that are likely to differ from those shown in the example.
Although the Fund expects to invest primarily in companies with ESG ratings provided by Sustainalytics, certain investments may not be rated by Sustainalytics. Reasons for this may be because (i) Sustainalytics does not include the company in its rating universe; and (ii) of timing differences between when the Fund may invest in a company and when, and if, that company receives an ESG rating from Sustainalytics. With respect to (ii) for example, Sustainalytics may take time to rate a particular company when it is newly publicly traded or as a result of a corporate action, such as a merger, spin-off or restructuring. The Fund may hold up to three securities totaling no more than 20% of the Fund’s net assets in securities, without a Sustainalytics ESG rating. If a company does receive an ESG rating from Sustainalytics, Weatherbie will include that company as part of the portion of the Fund’s portfolio that is required to maintain a weighted average ESG rating of 25 or better.
In effecting the Fund’s investment strategy, Weatherbie initially employs fundamental analysis to identify innovative and dynamic companies that demonstrate promising growth potential such as strong earnings growth and sound stock market values. Weatherbie then uses Sustainalytics’ ESG ratings to determine whether an identified company is an appropriate investment for the Fund, including determining the impact that the investment would have on the Sustainalytics ESG rating of the Fund’s portfolio on a weighted average basis. In selecting and monitoring investments for the Fund, Weatherbie conducts due diligence on Sustainalytics, reviews the Sustainalytics ESG ratings of existing and potential portfolio investments, and separately engages with identified companies to determine whether a company’s Sustainalytics ESG rating seems consistent with the company’s practices. As part of Weatherbie’s fundamental analysis when considering investing in a company without a Sustainalytics ESG rating, Weatherbie will consider the company’s ESG record in addition to the company’s overall growth potential.
With respect to its ESG ratings, Sustainalytics arrives at an ESG risk score for each company it rates by assessing the company’s exposure to MEIs and assessing how well management manages the company’s exposure to those MEIs. Regarding assessing exposure to MEIs, Sustainalytics uses a variety of criteria, which may change from time to time as part of its ratings process. The environmental criteria include, but are not limited to, climate change (carbon, energy efficiency, fines), natural resources (water stress, biodiversity), pollution and waste (air/water pollution, waste management), and environmental opportunities (clean technology, green building, renewable energy). The social criteria include, but are not limited to, human capital (labor management, development, supply chain, health and safety, employee sentiment, diversity), product liability (safety and quality, consumer satisfaction), stakeholder opposition (controversial sourcing), social opportunities (access to finance, healthcare, communications, nutrition and health, philanthropy), and board composition (diversity). The governance criteria include, but are not limited to, corporate governance (board, executive pay, ownership structure, accounting and disclosures, audit committee structure) and corporate behavior (business ethics, anti-competition strategies, corruption, lobbying, political contributions, shareholder rights). The overall Sustainalytics risk score for each company is a measure of whether or not, and how well, a company has responded to the various MEIs to which it is exposed.
In evaluating a particular company’s ESG rating, as well as the Fund’s weighted average ESG rating, the Fund relies exclusively on ratings provided by Sustainalytics. Sustainalytics periodically assesses companies for their exposure to and management of ESG risks and opportunities based on data collected from company filings, public disclosures and other sources.
For purposes of the Fund’s principal investment strategies, “mid-cap companies” are those companies that, at the time of purchase of the securities, primarily have total market capitalization within the range of (i) companies included in the Russell Midcap Growth Index or (ii) $1 billion to $25 billion. At December 31, 2024, the companies in this index ranged from $1.7 billion to $172.3 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted.
The Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally, the Fund will own no more than 30 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one

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position may have a greater impact on the Fund’s performance. Fund holdings may differ from this number for any reason. Such reasons may be, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant and/or when the Sub-Adviser believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is a non-diversified, actively managed ETF that does not seek to replicate the performance of a specified index.
Alger Concentrated Equity ETF
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies that the Manager believes demonstrate promising growth potential. For these purposes, “large-cap companies” are those companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 1000 Growth Index. At December 31, 2024, the companies in this index ranged from $1.67 billion to $3.79 trillion. Equity securities include common or preferred stocks that are listed on U.S. exchanges.
The Fund will invest at least 25% of its total assets in companies focused in the following group of related industries: software, technology hardware storage and peripherals, semiconductors and semiconductor equipment, information technology services, electronic equipment instruments and components, communications equipment, broadline retail and interactive media and services, as classified by third party sources. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.
The Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally, the Fund will own no more than 30 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance. Fund holdings may differ from this number for any reason. Such reasons may be, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including the information technology, consumer discretionary and communication services sectors. For the purpose of categorizing companies, sectors are a broader category than industries and industries comprise sectors.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Alger AI Enablers & Adopters ETF
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that it believes will benefit from artificial intelligence (“AI”), demonstrate promising growth potential, and are companies where AI can play a material role in potentially driving stock price performance over the next twelve to thirty-six months. Equity securities include common or preferred stocks listed on U.S. or foreign exchanges.
In effecting the Fund’s investment strategy, the Manager initially employs its fundamental, proprietary investment research investment process to identify companies undergoing Positive Dynamic Change.

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Next, the Manager determines whether it believes such companies benefit from AI by classifying them into two categories: AI Enablers and AI Adopters. AI Enablers include companies developing the building block components for and investing in AI infrastructure such as machinery, hardware, software and services. AI Adopters include companies that integrate AI into their businesses to enhance their products or services or make their operations more productive. These categories may be adjusted from time to time to incorporate future developments as the area of AI evolves.
Lastly, the Manager determines whether AI can play a material role in potentially driving stock performance over the next twelve to thirty-six months through its fundamental research process. The Manager makes this determination using mainly qualitative assessments to reach its conclusions due to the Manager’s view that publicly traded companies, even those focused upon AI, are not universally transparent in sharing their exposure to AI. Specifically, the Manager makes assessments based upon its knowledge of each company’s creation, distribution and/or consumption of AI products and services, and to the extent available, upon quantitative factors including but not limited to a company’s revenue derived from, and/or resources devoted to, AI. In assessing what material role AI may play in potentially driving stock performance over the next twelve to thirty-six months, the Manager considers from among the following criteria with respect to AI Enablers, estimates of a company’s future market share in AI-related infrastructure services, product and/or service quality, acceleration of revenue growth and rate of adoption relative to peers, and, with respect to AI Adopters, estimates of the degree of AI integration into a company’s operations, the resulting impact on reducing a company’s costs, the increase in efficiency of the company’s operations, the potential enhancement to a company’s net earnings and revenue growth, improvement of product or service offerings, and the extent to which a company may gain a potential competitive advantage from AI within its industry.
The Fund will invest at least 25% of its total assets in companies focused in the following group of related industries: software, technology hardware storage and peripherals, semiconductors and semiconductor equipment, information technology services, electronic equipment instruments and components, communications equipment, broadline retail and interactive media and services, as classified by third party sources. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.
The Fund may invest a substantial portion of its assets in a smaller number of issuers. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance.
The Fund’s investments include small-, medium- and large-capitalization companies. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources. For the purpose of categorizing companies, sectors are a broader category than industries and industries comprise sectors.
The Fund can also invest in privately placed securities, which are securities acquired in non-public offerings for which there is no readily available market.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Principal Risks
This section contains a discussion of the general risks of investing in the Funds. The “Investment Strategies and Policies” section in the SAI also includes more information about the Funds and their investments and the related risks. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. As with any fund, an investment in the Funds involves risks. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.
ETF Risks
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Authorized Participant Concentration Risk – Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. A Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading

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halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.
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Market Trading Risk – Although shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in a Fund’s shares or of APs to submit purchase or redemption orders for shares at NAV in aggregations of a specified number of shares (a “Creation Unit”). Decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and a Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to NAV and also greater than normal intraday bid/ask spreads.
 Shares of a Fund may trade in the secondary market at times when a Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when a Fund accepts purchase and redemption orders. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons, and may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged. In addition, during a “flash crash,” the market prices of a Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause APs and other market makers to limit or cease trading in a Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Fund shares at these temporarily low market prices.
 Shares of a Fund may trade at prices other than NAV. Thus, you may pay more (or less) than NAV when you buy shares of a Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade on stock exchanges at prices close to a Fund’s next calculated NAV, market prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of a Fund that differ significantly from its NAV. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
 When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of a Fund based on a Fund’s trading volume and market liquidity, and is generally lower if a Fund has a lot of trading volume and market liquidity, and higher if a Fund has little trading volume and market liquidity. During times of market stress, spreads may widen causing investors to pay more.
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Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Fund being unable to buy or sell these securities.
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Cash Transactions Risk – While a Fund generally expects to effect its creations and redemptions for in-kind securities, it may do so for cash. Because a Fund may effect purchases or redemptions fully or partially in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which may be higher than if a Fund sold and redeemed its shares in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent that these costs are not offset by a transaction fee, a Fund may bear the expense, thereby decreasing a Fund’s NAV.
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Large Shareholder Risk – Certain shareholders, including other funds advised by the Manager or an affiliate of the Manager, may from time to time own a substantial amount of the shares of a Fund. In addition, a third party investor, the Manager or an affiliate of the Manager, an Authorized Participant, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of a Fund or to facilitate a Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.

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Investment Risk
An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by a Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to a Fund’s NAV.
Mid Cap Securities Risk (Alger Mid Cap 40 ETF, Alger 35 ETF, Alger Weatherbie Enduring Growth ETF, Alger AI Enablers & Adopters ETF)
There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Often, medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small Cap Securities Risk (Alger 35 ETF, Alger AI Enablers & Adopters ETF)
There may be greater risk investing in small capitalization companies rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, there are other adverse developments, or if management changes, a Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.
Equity Securities Risk
As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each Fund’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (e.g., adverse economic conditions or investor sentiment) or due to factors that affect the particular company (e.g., management performance or factors affecting the industry). Also, a Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Small Number of Holdings Risk (Alger Mid Cap 40 ETF)
A Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. At times, the performance of shares of particular companies will lag the performance of other sectors or the market as a whole. This risk is magnified when a fund has a small number of holdings. Generally, the more broadly a fund invests, the more it spreads its risks and potentially reduces the risk of loss and volatility.
Growth Securities Risk
Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in a Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.

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Non-Diversification Risk (Alger 35 ETF, Alger Weatherbie Enduring Growth ETF, Alger Concentrated Equity ETF, and Alger AI Enablers & Adopters ETF)
Each of Alger 35 ETF, Alger Weatherbie Enduring Growth ETF, Alger Concentrated Equity ETF, and Alger AI Enablers & Adopters ETF is a non-diversified investment company. As such, each Fund can invest in fewer individual companies than a diversified investment company. As a result, each Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. This risk is magnified compared to a fund that invests more broadly.
Sector Risk
Each Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make a Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly a Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
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Consumer Discretionary Sector Risk – The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
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Health Care Sector Risk – A Fund may be more susceptible to particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. The healthcare field is subject to substantial governmental regulation and may, therefore, be adversely affected by changes in governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of healthcare companies’ securities may fall or fail to rise. In addition, companies in the health care sector can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
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Industrials Sector Risk – A Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
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Information Technology Sector Risk – A Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
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Communication Services Sector Risk – Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
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Financials Sector Risk – A Fund may have a significant portion of its assets invested in securities of financial services companies, which means the Fund may be more affected by the performance of the financials sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of

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their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Concentration Risk (Alger Concentrated Equity ETF, Alger AI Enablers & Adopters ETF)
By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because a Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.
Privately Placed Securities Risk (Alger AI Enablers & Adopters ETF)
A private placement is an offering of a company’s securities that is not registered with the SEC and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain privately placed securities at certain times and could make it difficult for the Fund to sell these securities. As a result of the foregoing, investments in private placements can result in substantial or complete losses.
Environmental, Social and/or Governance Sustainability-Related Securities Risk (Alger Weatherbie Enduring Growth ETF)
The Sub-Adviser’s use of an ESG Rating Agency to implement the Fund’s investment strategy may result in the selection or exclusion of securities of certain issuers in and from the Fund’s portfolio for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG Rating Agency or employ another type of ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. In evaluating a particular issuer’s ESG rating, as well as the Fund’s weighted average ESG rating, the Sub-Adviser relies exclusively on the ESG Rating Agency and, therefore, is dependent upon information and data from the ESG Rating Agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Determining a company’s ESG rating is inherently subjective and the ESG Rating Agency’s assessment of a company, based on the ESG Rating Agency’s proprietary methodology may differ from that of other third party ESG rating agencies, other funds, or an investor. As a result, the Fund may invest in companies that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or the ESG Rating Agency’s assessment of a company’s ESG practices may change over time.
Artificial Intelligence Securities Risk (Alger AI Enablers & Adopters ETF)
Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and a Fund may be adversely affected by negative developments impacting those companies, industries or sectors.
In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology.
Companies that utilize AI in their business operations, and the challenges with properly managing AI’s use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on such companies’ business operations. If the content, analyses, or recommendations that AI applications assist companies in producing are or are alleged to be deficient, inaccurate, or biased, a Fund may be adversely affected. Additionally, AI tools used by such companies may produce inaccurate,

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misleading or incomplete responses that could lead to errors in decision-making or other business activities, which could have a negative impact on the performance of such companies. Such AI tools could also be used against companies in criminal or negligent ways.
AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Foreign Securities Risk (Alger AI Enablers & Adopters ETF)
Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing auditing, regulatory and legal standards and lack of accounting and financial reporting standards, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities.
Investment in foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.
Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade.
ADR and GDR Risk (Alger AI Enablers & Adopters ETF)
ADRs and GDRs are generally subject to the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks, because their values depend on the performance of the underlying foreign securities. ADRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary and the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. An unsponsored facility is established without participation by the issuer of the depositary security, the foreign issuer assumes no obligations, and the depository’s transaction fees are paid directly by the ADR or GDR holders. Additionally, the issuers of unsponsored ADRs and GDRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs and GDRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs and GDRs. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.
Portfolio Turnover (Active Trading) Risk (Alger Mid Cap 40 ETF, Alger 35 ETF, Alger Concentrated Equity ETF, Alger AI Enablers & Adopters ETF)
If a Fund engages in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed as ordinary income tax rates for federal income tax purposes, which may result in higher taxes than an ETF investor might expect to incur.

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Cash Position Risk
A Fund may hold up to 15% of its net assets in cash (or cash equivalents) at any time or for an extended time and may hold a significant portion of its assets in cash (or cash equivalents) when taking a temporary defensive position, as described under “Temporary Defensive Investments.” The Manager will determine the amount of a Fund’s assets to be held in cash (or cash equivalents) at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent a Fund holds assets in cash and is otherwise uninvested, the ability of a Fund to meet its objective may be limited. If a Fund holds a large cash position, a Fund may under-perform relative to equity securities.
Temporary Defensive Investments
In times of adverse or unstable market, economic or political conditions, a Fund may invest up to 100% of its assets in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities for temporary defensive reasons. This is to attempt to protect the Fund’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund’s investment objective. A Fund may also hold these types of securities in an amount up to 15% of net assets, pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive position.

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Management and Organization
Manager
Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004
The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2024) approximately $23.4 billion. The Manager is responsible for providing a continuous investment program for each Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets. Additionally, the Manager provides certain administrative services to the Funds. These management responsibilities are subject to the supervision of the Board. A discussion of the Trustees’ basis for approving the management contract with respect to each Fund, except Alger Concentrated Equity ETF and Alger AI Enablers & Adopters ETF, is available in the Trust’s annual Form N-CSR for its most recent December 31 fiscal year end. A discussion of the Trustees’ basis for approving the management contract with respect to Alger Concentrated Equity ETF and Alger AI Enablers & Adopters ETF is available in the Trust’s semi-annual Form N-CSR for its most recent June 30 fiscal period end. The Funds pay the Manager management fees at the below annual rates based on a percentage of average daily net assets.  The actual rate paid by each Fund as a percentage of average daily net assets, for the fiscal year ended December 31, 2024, is set forth below under the heading “Actual Rate.”
Fund	Annual Fee as a Percentage of Average Daily Net Assets	Actual Rate
Alger Mid Cap 40 ETF	.50%	.50%
Alger 35 ETF	.45%	.45%
Alger Weatherbie Enduring Growth ETF	.55%	.55%
Alger AI Enablers & Adopters ETF	.45%	.45%
Alger Concentrated Equity ETF	.45%	.45%
The Manager has made contractual commitments to each Fund to waive and/or reimburse the Fund for expenses to the extent necessary to maintain the Fund’s other expenses at or below 0.10% of average daily net assets. The limitations do not apply to acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses (as determined in the discretion of the Board), and proxy expenses (except for such proxies related to: (i) changes to or approval of an investment advisory agreement for a Fund, (ii) the election to the Board of any trustee who is an “interested person” of the Trust, or (iii) any other matters that directly benefit, or relate directly to the operations of, the Manager or its affiliates, which expenses shall be borne exclusively by the Manager), to the extent applicable. The agreement runs through December 31, 2026 and may only be amended or terminated prior to its expiration date by agreement between the Manager and the Board, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Sub-Adviser
Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, Massachusetts 02110
The Manager has engaged Weatherbie, an affiliate of the Manager, to serve as Alger Weatherbie Enduring Growth ETF’s sub-adviser under a sub-investment advisory agreement between the Manager and Weatherbie. Weatherbie is a registered investment adviser formed in 1995. As of December 31, 2024, Weatherbie had approximately $2.4 billion in assets under management. The Manager pays a sub-advisory fee to Weatherbie out of its own resources at no additional charge to the Fund. Alger Management and Weatherbie are both wholly-owned subsidiaries of Alger Group Holdings, LLC.

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Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Funds
Fund	Portfolio Managers	Since
Alger Mid Cap 40 ETF	Amy Y. Zhang, CFA	Inception (February 2021)
Alger 35 ETF	Dan C. Chung, CFA George Ortega	Inception (May 2021) January 2024
Alger Weatherbie Enduring Growth ETF	H. George Dai, Ph.D. Joshua D. Bennett, CFA	Inception (March 2023) Inception (March 2023)
Alger Concentrated Equity ETF	Ankur Crawford, Ph.D.	Inception (April 2024)
Alger AI Enablers & Adopters ETF	Patrick Kelly, CFA	Inception (April 2024)
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Mr. Bennett is Director of Research, Portfolio Manager and Senior Analyst of Weatherbie. He joined Weatherbie in 2007.
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Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.
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Dr. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.
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Dr. Dai is Chief Investment Officer, Portfolio Manager and Senior Analyst of Weatherbie. He joined Weatherbie in 2001.
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Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.
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Mr. Ortega has been employed by the Manager since 2013. He became a Senior Vice President in 2021, a Senior Analyst in 2022 and a Portfolio Manager in 2024. He served as Associate Analyst from 2016 to 2018, Vice President and Analyst from 2018 to 2021, and Assistant Portfolio Manager from 2021 to 2024.
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Ms. Zhang has been employed by the Manager since 2015 as a portfolio manager. She became an Executive Vice President in 2020 and was previously Senior Vice President. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.
Investing in the Funds
Buying and Selling Shares
Shares of each Fund may be acquired or redeemed directly from each Fund only in Creation Units or multiples thereof. Each Fund reserves the right to permit or require Creation Units to be issued in exchange for cash. Only an Authorized Participant may engage in creation and redemption transactions directly with a Fund. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit. Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at market price.
Shares of a Fund are listed on the Listing Exchange, a national securities exchange, for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange.
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of a Fund based on a Fund’s trading volume and market liquidity, and is generally lower if a Fund has high trading volume and market liquidity, and higher if a Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s spread may also be impacted by the liquidity or illiquidity of the underlying securities held by a Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
Each Fund’s primary listing exchange is NYSE Arca, Inc., which is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Additional information regarding the purchase and redemption of Fund shares can be found in the “Creation and Redemption of Creation Units” section of the SAI.
Book Entry
Shares of each Fund are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund.
Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of each Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Frequent Trading
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares. The Board believes that a frequent trading policy is unnecessary because Fund shares are listed for trading on a national securities exchange. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described in the “Creation and Redemption of Creation Units” section of the SAI.
Investments by Other Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for an unaffiliated registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1) pursuant to Rule 12d1-4 under the 1940 Act, the registered investment company must, among other items, enter into an agreement with the Trust.
Share Price and Distributions
Share Price
The secondary market price of shares trading on the Listing Exchange is based on a current bid/ask market. The secondary market price of a Fund’s shares generally differs from a Fund’s daily NAV and, like the price of all traded securities, is affected by market forces such as supply and demand, economic conditions and other factors.
Because the shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and an investor also may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.
Net Asset Value
The value of one share is its net asset value, or “NAV.” Each Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by each Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).
NAV of a Fund is computed by adding together the value allocable to a Fund’s investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the Fund.
The Board has designated, pursuant to Rule 2a-5 under the 1940 Act, the Manager as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Valuation Committee”) comprised of representatives of the Manager and officers of the Trust to assist in performing the duties and responsibilities of the Valuation Designee. The Valuation Designee has established valuation processes, including but not limited to: making fair value determinations when market quotations for a financial instrument are not readily available in accordance with valuation policies and procedures adopted by the Board; assessing and managing material risks associated with fair valuation determinations; selecting, applying and testing fair valuation methodologies; and overseeing and evaluating pricing services used by a Fund. The Valuation Designee reports its fair valuation determinations and related valuation

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information to the Board. The Valuation Committee meets on an as-needed basis and generally meets quarterly to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.
Investments in money market funds and short-term securities held by a Fund with maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized capital gains or losses and approximates market value.
Equity securities are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.
Securities for which market quotations are not readily available are valued at fair value pursuant to policies and procedures approved by the Board.
The Valuation Designee’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Valuation Designee may significantly differ from the valuations that would have been assigned by the Valuation Designee had there been an active market for such securities.
Each Fund’s website, which is publicly accessible at no charge, contains, on a per share basis, the prior business day’s NAV and market closing price or bid/ask price of the shares, a calculation of the premium or discount of the market closing price or bid/ask price against such NAV, and any other required information about premiums and discounts. The website also discloses each Fund’s median bid/ask spread information for the most recent 30-day period on a rolling basis.
Taxes
The following discussion is a very general summary of the federal income tax consequences of holding shares in a Fund. This summary applies only to shareholders that are U.S. residents for tax purposes and hold their shares as capital assets. For purposes of this discussion, a "U.S. resident" is a beneficial owner of the Fund's shares that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or (iv) an estate, the income of which is subject to U.S. federal income taxation regardless of its source. This summary does not address shareholders subject to special rules, such as those who hold shares of a Fund through an IRA, 401(k) plan, or other tax-advantaged account, or non-U.S. shareholders. The discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding tax considerations applicable to a Fund, to its qualification and taxation as a regulated investment company for U.S. federal income tax purposes, and to the acquisition, ownership, and disposition of shares in a Fund is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, shareholders are urged to consult their tax advisors about federal, state, local, foreign and non-income tax considerations that may be relevant to their particular situation.
Distributions
Each Fund declares and pays dividends and distributions annually. Distributions of net capital gain reported by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long a shareholder has owned its shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied.
If a Fund’s distributions exceed current and accumulated earnings and profits, the excess will generally be considered a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain.
A shareholder may want to avoid buying shares shortly before a Fund is about to declare a dividend or capital gain distribution because the dividend or distribution will be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

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Sale of Shares of a Fund
Capital gain or loss realized upon a sale of shares of a Fund generally is treated as long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares of a Fund held for one year or less generally is treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to those shares.
If a loss is realized on the sale of shares of a Fund, the reinvestment in additional shares of that Fund within 30 days before or after the sale generally will be subject to the “wash sale” rules, in which case the shareholder’s ability to report a loss would be deferred.
Net Investment Income Tax
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of the net investment income of U.S. individuals with income exceeding specified thresholds, and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income for this purpose generally includes dividends and capital gain distributions paid by a Fund and gain on the redemption or sale of shares of a Fund.
Withholding
A shareholder may be subject to backup withholding at the applicable federal withholding tax rate on taxable dividends, capital gains distributions and proceeds from the sale of shares of a Fund if the shareholder fails to certify that their social security number or tax identification number is correct and that they are not subject to withholding.
Creation Units
An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss, except as described in the penultimate paragraph. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for the Creation Units. An Authorized Participant that redeems Creation Units generally will recognize a gain or (subject to the subsequent sentence) loss equal to the difference between the Authorized Participant’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for the Creation Units. It is unclear whether any loss realized upon an exchange of securities for Creation Units would be immediately deductible or would be required to be deferred under the “wash sale” rules or on the basis that there has been no significant change in economic position.
Any gain or loss realized on the creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and generally will be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss, and generally will be treated as long-term capital gain or loss if the Fund shares comprising the Creation Units have been held for more than one year, and otherwise generally will be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the Authorized Participant (or group of Authorized Participants) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Fund shares ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an Authorized Participant (or group of Authorized Participants) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the Authorized Participant (or group of Authorized Participants) generally would not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units are urged to consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

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Additional Information
Premium/Discount Information
Each Fund’s website includes additional quantitative information that is updated on a daily basis, including, on a per share basis for each Fund, the prior business day’s NAV and market closing price or bid/ask price and a calculation of the premium or discount of the market closing price or bid/ask price against such NAV. In addition, each Fund posts a table showing the number of days the Fund’s shares traded at a premium or a discount and a line graph showing the Fund share premiums or discounts during the most recently completed calendar year and most recently completed calendar quarters since that year (or the life of the fund, if shorter). If a Fund’s premium or discount is greater than 2% for more than seven consecutive trading days, the website will contain disclosure to that effect along with a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.
Service, Distribution, and Administrative Fees
Rule 12b-1 under the 1940 Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Board has adopted a 12b-1 plan that allows each Fund to pay annual fees not to exceed 0.25% to Fred Alger & Company, LLC (the “Distributor”), each Fund’s distributor, for distribution and individual shareholder services. However, the Board has determined not to authorize payment of a 12b-1 plan fee at this time.
Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Manager or its affiliates (collectively, “Alger”) may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of a Fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to a Fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment management services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. Alger may pay partnership and/or sponsorship fees to support seminars, conferences, and other programs designed to educate intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. Alger also may pay fees related to obtaining data regarding intermediary or financial professional activities to assist Alger with sales reporting, business intelligence, and training and education opportunities. These payments and activities are intended to provide an incentive to intermediaries to sell a Fund by educating them about a Fund and helping defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by Alger, and all such amounts are paid out of their available assets, and not paid by you or a Fund. As a result, the total expense ratio of a Fund will not be affected by any such payments.
Other Information
Other Payments by the Funds. Certain Financial Intermediaries perform networking, sub-accounting, recordkeeping and/or administrative services for their clients that would otherwise be performed by the transfer agent, The Bank of New York (the “Transfer Agent”). In addition to fees that the Funds may pay to a Financial Intermediary for distribution and/or shareholder servicing (12b-1), and fees the Funds pay to the Transfer Agent, the Distributor, on behalf of a Fund, may enter into agreements with Financial Intermediaries pursuant to which a Fund will pay a Financial Intermediary for such services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
The Distributor may pay partnership and/or sponsorship fees to support seminars, conferences, and other programs designed to educate intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. The Distributor also may pay fees related to obtaining data regarding Financial Intermediary or financial advisor activities to assist the Distributor with sales reporting, business intelligence, and training and education opportunities. These payments and activities are intended to provide an incentive to Financial Intermediaries to sell a Fund by educating them about a Fund and helping defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the Financial Intermediary to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the Manager or the

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Distributor, and all such amounts are paid out of their legitimate profits, and not paid by you or a Fund. As a result, the total expense ratio of a Fund will not be affected by any such payments.
Additional Compensation. From time to time the Distributor, at its expense from its legitimate profits, may compensate Financial Intermediaries who are instrumental in effecting investments by their clients or customers in a Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to Financial Intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from Financial Intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the Financial Intermediary’s reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your Financial Intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.
Householding. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a Fund. Call an Alger Funds Representative at (800) 223-3810 if you need additional copies of financial reports or prospectuses, or download them at www.alger.com/fundliterature. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Alger Funds in writing at Alger Family of Funds, c/o The Bank of New York, 240 Greenwich Street, New York, New York, 10286.
Disclosure of Portfolio Holdings
For a discussion of each Fund’s policies and procedures regarding the disclosure of its portfolio holdings, please see the SAI. Each Fund discloses its portfolio holdings daily on its website www.alger.com.

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Hypothetical Investment and Expense Information
Hypothetical investment and expense information, which is not required to be included in this Prospectus by the SEC, is presented in the chart below. This information is intended to reflect the annual and cumulative effect of a Fund’s expenses, including management fees and other Fund costs, on each Fund’s total return based on NAV over a 10-year period. The example assumes the following:
●
You invest $10,000 in the Fund and hold it for the entire 10-year period; and
●
Your investment has a 5% return before expenses each year.
There is no assurance that the annual expense ratio will be the expense ratio for the Fund for any of the years shown. To the extent that the Manager and any of its affiliates alter any fee waivers and/or expense reimbursements pursuant to a voluntary or contractual arrangement, your actual expenses may be higher or lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual expenses and returns are likely to differ (higher or lower) from those shown below.
Alger Mid Cap 40 ETF
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.60%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.40%	8.86%	13.24%	17.79%	22.52%	27.45%	32.57%	37.90%	43.45%	49.21%
End Investment Balance	$10,440	$10,886	$11,324	$11,779	$12,252	$12,745	$13,257	$13,790	$14,345	$14,921
Annual Expense	$61	$77	$109	$113	$118	$122	$127	$133	$138	$143
Alger 35 ETF
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.55%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.45%	8.86%	12.97%	17.22%	21.64%	26.23%	30.99%	35.93%	41.05%	46.37%
End Investment Balance	$10,445	$10,886	$11,297	$11,722	$12,164	$12,623	$13,099	$13,593	$14,105	$14,637
Annual Expense	$56	$83	$136	$142	$147	$152	$158	$164	$170	$177
Alger Weatherbie Enduring Growth ETF
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.65%	2.72%	2.72%	2.72%	2.72%	2.72%	2.72%	2.72%	2.72%	2.72%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.35%	8.17%	10.64%	13.16%	15.74%	18.38%	21.08%	23.84%	26.66%	29.55%
End Investment Balance	$10,435	$10,817	$11,064	$11,316	$11,574	$11,838	$12,108	$12,384	$12,666	$12,955
Annual Expense	$66	$142	$298	$304	$311	$318	$326	$333	$341	$348
Alger AI Enablers & Adopters ETF
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.55%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.45%	8.80%	12.42%	16.15%	20.00%	23.99%	28.10%	32.36%	36.75%	41.29%
End Investment Balance	$10,445	$10,880	$11,242	$11,615	$12,000	$12,399	$12,810	$13,236	$13,675	$14,129
Annual Expense	$56	$89	$186	$192	$198	$205	$212	$219	$226	$234

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Alger Concentrated Equity ETF
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.55%	1.62%	1.62%	1.62%	1.62%	1.62%	1.62%	1.62%	1.62%	1.62%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.45%	8.82%	12.50%	16.30%	20.23%	24.29%	28.49%	32.84%	37.33%	41.97%
End Investment Balance	$10,445	$10,882	$11,250	$11,630	$12,023	$12,429	$12,849	$13,284	$13,733	$14,197
Annual Expense	$56	$87	$179	$185	$192	$198	$205	$212	$219	$226

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Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the tables for the fiscal years ended December 31 has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report on Form N-CSR, which is available upon request.

Alger Mid Cap 40 ETF
	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	From 2/26/2021 (commencement of operations) to 12/31/2021(a)
Net asset value, beginning of period	13.60	11.69	20.00	20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.03	0.01	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	5.05	1.90	(8.30)	1.15
Total from investment operations	5.08	1.91	(8.31)	1.07
Dividends from net investment income	(0.01)	—	—	—
Distributions from net realized gains	—	—	—	(1.07)
Return of capital	(0.01)	—	—	—
Net asset value, end of period	$18.66	$13.60	$11.69	$20.00
Total return	37.34%	16.34%	(41.55)%	5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$73,237	$28,052	$28,638	$38,750
Ratio of gross expenses to average net assets	0.98%	1.14%	1.19%	1.23%
Ratio of expense reimbursements to average net assets	(0.38)%	(0.53)%	(0.59)%	(0.63)%
Ratio of net expenses to average net assets	0.60%	0.61%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.16%	0.06%	(0.09)%	(0.43)%
Portfolio turnover rate(c)	199.13%	206.82%	256.37%	417.06%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

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Alger 35 ETF
	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	From 5/3/2021 (commencement of operations) to 12/31/2021(a)
Net asset value, beginning of period	17.30	13.07	20.40	20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.03)	(0.01)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	8.14	4.24	(7.33)	0.44
Total from investment operations	8.11	4.23	(7.32)	0.40
Dividends from net investment income	(0.04)	—(c)	(0.01)	—
Net asset value, end of period	$25.37	$17.30	$13.07	$20.40
Total return	46.89%	32.38%	(35.90)%	2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$32,977	$12,977	$8,983	$13,517
Ratio of gross expenses to average net assets	1.23%	1.60%	1.83%	1.85%
Ratio of expense reimbursements to average net assets	(0.68)%	(1.05)%	(1.28)%	(1.30)%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	(0.15)%	(0.10)%	0.08%	(0.28)%
Portfolio turnover rate(d)	219.07%	414.20%	187.01%	99.20%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

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Alger Weatherbie Enduring Growth ETF
	Year Ended 12/31/2024	From 3/6/2023 (commencement of operations) to 12/31/2023(a)
Net asset value, beginning of period	22.07	19.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.06
Net realized and unrealized gain on investments	3.59	2.16
Total from investment operations	3.72	2.22
Dividends from net investment income	(0.12)	(0.05)
Distributions from net realized gains	(0.74)	—
Net asset value, end of period	$24.93	$22.07
Total return	16.80%	11.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$5,298	$4,413
Ratio of gross expenses to average net assets	2.72%	4.48%
Ratio of expense reimbursements to average net assets	(2.07)%	(3.83)%
Ratio of net expenses to average net assets	0.65%	0.65%
Ratio of net investment income to average net assets	0.52%	0.36%
Portfolio turnover rate(c)	55.17%	35.65%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Prospectus 52/54

Alger Concentrated Equity ETF
From 4/4/2024 (commencement of operations) to 12/31/2024(a)
Net asset value, beginning of period	19.75
Income From Investment Operations:
Net investment (loss)(b)	(0.02)
Net realized and unrealized gain on investments	6.18
Total from investment operations	6.16
Distributions from net realized gains	(0.04)
Net asset value, end of period	$25.87
Total return	31.20%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$17,137
Ratio of gross expenses to average net assets	1.62%
Ratio of expense reimbursements to average net assets	(1.07)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment (loss) to average net assets	(0.11)%
Portfolio turnover rate(c)	46.82%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Prospectus 53/54

Alger AI Enablers & Adopters ETF
From 4/4/2024 (commencement of operations) to 12/31/2024(a)
Net asset value, beginning of period	19.73
Income From Investment Operations:
Net investment (loss)(b)	(0.01)
Net realized and unrealized gain on investments	6.65
Total from investment operations	6.64
Distributions from net realized gains	(0.17)
Net asset value, end of period	$26.20
Total return	33.67%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$23,578
Ratio of gross expenses to average net assets	1.68%
Ratio of expense reimbursements to average net assets	(1.13)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment (loss) to average net assets	(0.04)%
Portfolio turnover rate(c)	127.42%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Prospectus 54/54

For Fund Information:
By Telephone:	(800) 223-3810
By Mail:	Alger Family of Funds c/o The Bank of New York 240 Greenwich Street New York, New York 10286
Online	Text versions of Fund documents can be downloaded from the following sources:
●The Funds: www.alger.com/fundliterature
●SEC (EDGAR data base): www.sec.gov
Statement of Additional Information
For more detailed information about each Fund and its policies, please read each Fund’s SAI, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the SAI by calling the Funds’ toll-free number, at the Funds’ website at www.alger.com/fundliterature or by writing to the address above. The SAI is on file with the SEC.
Annual and Semi-Annual Reports
Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. In Form N-CSR, you will find a Fund’s annual and semi-annual financial statements. You can receive free copies of these reports by calling the Funds’ toll-free number, at the Funds’ website at www.alger.com/fundliterature or by writing to the address above. Copies can also be obtained for a duplicating fee by E-mail request to publicinfo@sec.gov. Fund documents are also available on the EDGAR database on the SEC’s Internet site at www.sec.gov.
Alger Electronic Delivery Service
The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds’ website. To sign up for this free service, enroll at www.icsdelivery.com/alger.
Distributor: Fred Alger & Company, LLC
The Alger ETF Trust    SEC File #811-23603
ETF

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2025
The Alger ETF Trust
The Alger ETF Trust (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests in the following Funds:
	Ticker Symbol	Listing Exchange
Alger Mid Cap 40 ETF	FRTY	NYSE Arca, Inc.
Alger 35 ETF	ATFV	NYSE Arca, Inc.
Alger Weatherbie Enduring Growth ETF	AWEG	NYSE Arca, Inc.
Alger Concentrated Equity ETF	CNEQ	NYSE Arca, Inc.
Alger AI Enablers & Adopters ETF	ALAI	NYSE Arca, Inc.
Each Fund’s financial statements for the year ended December 31, 2024 are contained in its Form N-CSR and are incorporated by reference into this Statement of Additional Information (“SAI”).
This SAI is not a prospectus. It contains additional information about the Funds and supplements information in the Trust’s Prospectus dated April 30, 2025. It should be read together with the Prospectus, which may be obtained free of charge by writing Alger Family of Funds, c/o The Bank of New York, 240 Greenwich Street, New York, New York 10286, or by calling (800) 223-3810, or by visiting http://www.alger.com/fundliterature.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each of Alger Mid Cap 40 ETF (“Alger Mid Cap 40” or “FRTY”), Alger 35 ETF (“Alger 35” or “ATFV”), Alger Weatherbie Enduring Growth ETF (“Enduring Growth” or “AWEG”), Alger Concentrated Equity ETF (“Concentrated Equity” or “CNEQ”), and Alger AI Enablers & Adopters ETF (“AI ETF” or “ALAI,” and together with Alger Mid Cap 40, Alger 35, Enduring Growth, and Concentrated Equity, the “Funds” and each, a “Fund”) is contained in the “Investing in the Funds” section of each Fund’s prospectus. The discussion below supplements and should be read in conjunction with the prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”) and in other secondary markets. Shares of a Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of a Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) the Listing Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) a Fund no longer complies with the Listing Exchange’s requirements for exchange-traded fund shares, (iii) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of a Fund, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable.
The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of a Fund.
As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
The Alger ETF Trust (the “Trust”) reserves the right to adjust the share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
Investment Strategies and Policies

The Prospectus discusses the investment objectives of each Fund and the principal investment strategies to be employed to achieve those objectives. The principal risks related to each Fund’s principal investment strategies are also noted in the Prospectus. This section of the SAI contains supplemental information concerning all types of securities and other instruments in which a Fund may invest, the investment policies and portfolio strategies that a Fund may utilize (i.e., both principal and non-principal investment strategies) and certain risks attendant to those investments, policies and strategies (i.e., both principal and non-principal risks of investing in the Fund).
The Funds seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic exchanges, in foreign securities, as defined below, or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.
In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

The investment strategies of Fred Alger Management, LLC (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, having improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the portfolio’s overall objectives. The Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Funds’ investment process.
Alger Weatherbie Enduring Growth ETF is sub-advised by Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of Alger Management (Weatherbie and Alger Management, collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Board, Alger Management oversees Weatherbie and evaluates its performance results. Alger Management reviews portfolio performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Weatherbie. Weatherbie is primarily responsible for the day-to-day management of Alger Weatherbie Enduring Growth ETF’s portfolio, including purchases and sales of individual securities.
There is no guarantee that a Fund’s investment objective will be achieved.
The Funds will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.
A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund’s securities, with obligations with less than one year to maturity excluded.
The Funds are actively managed and their performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve each Fund’s investment objective. The Funds are not index funds (they do not seek to track the performance of an index). Due to their active management, the Funds could underperform their benchmark index(es) and/or other funds with similar investment objectives and/or strategies. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.
Unforeseen Market Events
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events may significantly affect the economy and the markets and issuers in which a Fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other preexisting political, social, and economic risks. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country, as well as relationships between countries, will adversely affect markets or issuers in other regions or countries.
These types of events may also cause widespread fear and uncertainty and result in, among other things: quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; and reductions in consumer demand and economic output. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of a Fund, the Manager, and a Fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
In addition, global climate change may have an adverse effect on the value of securities and other assets. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has stopped, or is in danger of stopping, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Temporary Defensive Investments
A Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:
●
high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;
●
commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);
●
short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and
●
repurchase agreements.
Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.
Certain money market funds must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. The amount of any mandatory liquidity fee will represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund's portfolio holdings to meet the redemptions, or 1% of the value of the shares redeemed if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Fund receives on redemptions.

Small Capitalization Investments
Certain companies in which a Fund will invest may still be in the developmental stage. Investing in smaller issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
Convertible Securities
Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments  and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.
U.S. Government Obligations
Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
U.S. Government Agency Securities
U.S. government agency securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Farm Credit System, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.
Bank Obligations
Bank obligations are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.
The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations
Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards.
Short-Term Corporate Debt Securities
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.
Commercial Paper
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.
Variable Rate Master Demand Notes
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, a Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Repurchase Agreements
Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.
Warrants and Rights
Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a specified amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities
A Fund will not invest more than 15% of its net assets in “illiquid” investments, which are defined as securities that the Manager reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Each Fund may invest in restricted securities; i.e., securities that are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable.
Each Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. An Authorized Participant (as defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Restricted securities may be illiquid or less liquid. In determining the liquidity of a restricted security, the Manager will, using information obtained after reasonable inquiry, take into account relevant market, trading, and investment-specific considerations. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.
Lending of Fund Securities
Each Fund may lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities.
A Fund bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.
Foreign Securities
Each Fund may invest in foreign securities without limit, except that Concentrated Equity ETF may only invest up to 20% of the value of its total assets in foreign securities. Foreign securities are securities issued by companies generally defined by a third party, or in certain circumstances by a portfolio manager, (i) that are organized under the laws of a foreign country; (ii) whose securities are primarily listed in a foreign country; or (iii) that have a majority of their assets, or derive more than 50% of their revenue or profits from business, investments, or sales, outside the United States. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to a Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United

States. Foreign securities markets may also be more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.
Executive Order on Securities Investments that Finance Communist Chinese Military Companies
As a result of an Executive Order issued by the former President of the United States (the “Order”), effective January 11, 2021, U.S. persons (including the Funds) are prohibited from transacting in certain securities and derivatives of publicly traded securities of any companies designated as a “Communist Chinese military company” (“CCMCs” and collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the U.S. Department of Defense (the “DOD”) or the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) unless such transactions are for purposes of divestment. The DOD designated an initial list of CCMCs prior to January 11, 2021 and, along with OFAC, may designate additional CCMCs from time to time. With respect to additional CCMCs, U.S. persons will be prohibited from transacting in CCMC Securities 60 days after such CCMC is designated by the DOD or OFAC, and will have 365 days from such designation date to divest their holdings in those CCMC Securities.
OFAC has published guidance regarding compliance with the Order, including several “Frequently Asked Questions” (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order’s application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund’s total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name “close matches the name” of an entity designated as a Communist Chinese military company.
A Fund’s performance may be adversely impacted by restrictions on its ability to hold CCMC Securities. The extent of any impact will depend on future developments, including a Fund’s ability to buy and sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.
Investing in Europe
Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
For example, Russia launched a large-scale invasion of Ukraine in February 2022, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally are impossible to predict, but could be significant and have a severe adverse effect on Russia and Europe in general, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. This conflict may expand and military attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and relative liquidity of a Fund’s investments.
It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for a Fund and its investments. Whether or not a Fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investment.
Emerging Markets Investments
A Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in a Fund’s Prospectus, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in market illiquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid than, and more volatile than, those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If a Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
Depositary Receipts
Each Fund may also invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. These securities may be sponsored or unsponsored.
For ADRs and GDRs, the depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs and GDRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADRs and GDRs (such as dividend payment fees of the depository), although most sponsored ADRs and GDRs agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Foreign Debt Securities
The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Derivative Transactions
General
Each Fund may invest in, or enter into, derivatives for a variety of reasons in accordance with its fundamental investment restrictions and investment strategies, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments a Fund may use, depending on its fundamental investment restrictions, include, but are not limited to options contracts, futures contracts, options on futures contracts and swaps. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would. The Manager, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by a Fund will succeed.
Regulation of Derivatives
Rule 18f-4 (“Rule 18f-4”) under the 1940 Act regulates the use by registered investment companies of derivatives transactions. Under Rule 18f-4, derivatives transactions include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm commitments) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. Rule 18f-4 requires, among other things, that certain entities adopt a derivatives risk management program, appoint a derivatives risk manager, comply with limitations on leverage-related risk based on a “value-at-risk” test and update reporting and disclosure procedures. Rule 18f-4 excepts from some of the requirements, including establishing a derivatives risk management program and calculating value-at-risk, a “limited derivatives user,” which is any fund whose derivatives exposure is limited to 10% of its net assets and which has adopted policies and procedures designed to manage derivatives risks. As of the date of this SAI, each Fund qualifies, and is anticipated to continue to qualify, as a limited derivatives user under Rule 18f-4.
The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter (“OTC”) derivatives markets for the first time. While the CFTC and other U.S. regulators have adopted many of the required Dodd-Frank regulations, certain regulations have only recently become effective and other regulations remain to be adopted. The full impact of Dodd-Frank on each Fund remains uncertain.
OTC derivatives dealers are now required to register with the CFTC as “swap dealers” and with the SEC as “security-based swap dealers.” Registered swap dealers are subject to various regulatory requirements, including, but not limited to, margin, recordkeeping, reporting, transparency, position limits, limitations on conflicts of interest, business conduct standards, minimum capital requirements and other regulatory requirements.
OTC derivatives trades submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or federal prudential regulators. In addition, futures commission merchants (“FCMs”), who act as clearing members on behalf of customers for cleared OTC derivatives and futures contracts, also have discretion to increase a Fund’s margin requirements for these transactions beyond any regulatory and clearinghouse minimums subject to any restrictions on such discretion in the documentation between the FCM and the customer. These regulatory requirements may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions, potentially rendering certain investment strategies impossible or not economically feasible. If a Fund decides to execute and clear cleared OTC derivatives and/or futures contracts through execution facilities, exchanges or clearinghouses, either indirectly through an executing broker, clearing member FCM or as a direct member, a Fund would be required to comply with the rules of the execution facility, exchange or clearinghouse and other applicable law.
With respect to cleared OTC derivatives and futures contracts and options on futures, a Fund will not face a clearinghouse directly but rather will do so through a FCM that is registered with the CFTC and/or SEC and that acts as a clearing member. A Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse simultaneously with a customer’s failure to meet its obligations to the clearing member. Clearing member FCMs are required to post initial margin to the clearinghouses through which they clear their customers’ cleared OTC derivatives and futures contracts, instead of using such initial margin in their businesses, as was widely permitted before Dodd-Frank. While an FCM may require its customer to post initial margin in excess of clearinghouse requirements, and certain clearinghouses may share a portion of their earnings on initial margin with their clearing members, some portion of the initial margin that is passed through to the clearinghouse does not generate earnings for the FCM. The inability of FCMs to earn the same levels of returns on initial margin for cleared OTC derivatives as they could earn with respect to non-cleared OTC derivatives may cause FCMs to charge higher fees, or provide less favorable pricing on cleared OTC derivatives than swap dealers will provide for non-cleared OTC derivatives. Furthermore, customers, including a Fund, are subject to additional fees payable to FCMs with respect to cleared OTC derivatives, which may raise the cost a Fund of clearing as compared to trading non-cleared OTC derivatives bilaterally.
The CFTC and the U.S. commodities exchanges impose limits on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on U.S. commodities exchanges. For example, the CFTC has historically imposed speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. A Fund could be required to liquidate positions it holds in order to comply with position limits or may not be able to fully implement trading instructions generated by its trading models, in order to comply with position limits. Any such liquidation or limited implementation could result in substantial costs to a Fund.
New regulations and the resulting increased costs and regulatory oversight requirements may result in market participants being required or deciding to limit their trading activities, which could lead to decreased market liquidity and increased market volatility. In addition, transaction costs incurred by market participants are likely to be higher due to the increased costs of compliance with the new regulations. These consequences could adversely affect a Fund’s returns.
Risks of Derivative Transactions
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.
If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Short Sales
Each Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.
Additionally, each Fund may enter into short sales that are not “against the box”. Short sales that are not “against the box” are also known as naked short sales, meaning a Fund does not own the securities against which the short sale was entered, exposing a Fund to unlimited risk. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. A Fund must deposit collateral, consisting of cash or marketable securities, with the broker to secure a Fund’s obligation to replace the security. In addition, a Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, a Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, a Fund will experience a gain to the extent the difference in price is greater than these costs.
Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements. Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present. In accordance with Rule 18f-4, each Fund considers short sales to be derivatives.
Reverse Repurchase Agreements
Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, a Fund would assume the role of seller/borrower in the transaction. A Fund will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities. A Fund’s use of reverse repurchase agreements is governed in accordance with the requirements of Rule 18f-4.
Options
Each Fund may purchase put and call options and write (i.e., sell) put and call options on individual securities, baskets of securities, securities indexes, or particular measurements of value or rates, such as an index of the price of treasury securities or an index representative of short-term interest rates to increase gains or to hedge against the risk of unfavorable price movements. A Fund may make such investments on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but are subject to greater credit risk. OTC options also involve greater illiquidity risk.
A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.
A Fund may write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A call option written by a Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.
A Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.
A Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, when such put options are covered. A put option is “covered” if a Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
A Fund may also write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited cash collateral equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.
If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when a Fund so desires.
A Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.
An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that a Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.
In addition to options on securities, a Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, a Fund is obligated, in return for the premium received, to make delivery of this amount. A Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless the Manager is satisfied with the development, depth and liquidity of the market and the Manager believes the options can be closed out.
Price movements in a Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of the Manager to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Manager might be forced to liquidate Fund securities to meet settlement obligations.
Although the Manager will attempt to take appropriate measures to minimize the risks relating to any trading by a Fund in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.
Futures
A Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. These practices are deemed to be speculative and may cause the net asset value of a Fund to be more volatile than the net asset value of a fund that does not engage in these activities.
A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Transaction costs also are included in these calculations.
Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of a Fund’s net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.
Successful use of futures by a Fund also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, a Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.
Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or a Fund could incur losses as a result of those changes. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.
A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.
If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, a Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect a Fund’s net investment results if market movements are not as anticipated when the hedge is established.
An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in a Fund’s securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.
A Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC (see “Regulation of Derivatives” above) and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.
A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
Foreign Currency Transactions
Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security a Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities a Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of a Fund’s portfolio typically will be unhedged to the U.S. dollar.
Foreign currency transactions may involve, for example, a Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve a Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency a Fund contracted to receive. A Fund’s success in these transactions may depend on the ability of the Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.
Swap Transactions
Each Fund may engage in swap transactions, including currency swaps (discussed above under “Foreign Currency Transactions”), index swaps and total return swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called “swaptions.”
Swap agreements are two-party OTC contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Most swap agreements entered into by a Fund are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.
Total Return Swaps: In a total return or “equity” swap agreement, one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, a basket of securities, an equity index, loans or bonds. Total return swaps on an individual security, basket of securities or securities indices may sometimes be referred to as “contracts for difference.” Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, a Fund is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to a Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.
Options on Swaps (“Swaptions”): A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
With respect to uncleared swaps, swap dealers are required to collect variation margin from a Fund and may be required by applicable regulations to collect initial margin from a Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations.
The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
A Fund will enter into swap agreements only when the Manager believe it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines).

Firm Commitment Agreements and When-Issued Purchases
Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. Rule 18f-4 permits a Fund to enter into firm commitment agreements and when-issued purchases, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision. If a firm commitment agreement or when-issued purchase does not satisfy the Delayed-Settlement Securities Provision, it will be treated as a derivative transaction under Rule 18f-4.
Combined Transactions
A Fund may enter into multiple derivatives transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes and any combination of futures, options, swaps, currency and interest rate transactions (“component transactions”), to the extent permissible under its fundamental investment restrictions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Crypto Assets
Crypto assets (also referred to as “digital assets”) are assets that exist in a digital form and may act as a store of wealth, a medium of exchange or an investment asset. Crypto assets are an emerging asset class. There are thousands of crypto assets, the most well-known of which is bitcoin. A Fund will not invest directly in crypto assets. To the extent consistent with its fundamental investment restrictions, a Fund may invest in (i) issuers who have begun to accept crypto assets for payment of services, use crypto assets as reserve assets or invest in crypto assets, (ii) securities of issuers which provide crypto asset-related services, (iii) cash-settled bitcoin futures contracts and cash-settled ether futures contracts traded on the Chicago Mercantile Exchange, (iv) investment vehicles that invest directly in crypto assets, or (v) U.S. registered exchange-traded funds (“ETFs”) or exchange traded products, that have indirect exposure to bitcoin or ether by investing in the foregoing.
Crypto assets are not backed by any government, corporation, or other identified body. Rather, the value of a crypto asset is determined by other factors, such as the perceived future prospects or the supply and demand for such crypto asset in the global market for the trading of crypto assets. Such trading markets are not registered as exchanges under Section 6 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), are generally unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, registered, regulated exchanges for securities, derivatives and currencies. The value of a crypto asset may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other crypto assets. An issuer that owns crypto assets may experience custody issues, and may lose its crypto asset holdings through theft, hacking, and technical glitches in the applicable blockchain. A Fund may experience losses as a result of the decline in value of its securities of issuers that own crypto assets or which provide crypto asset-related services. If an issuer that owns crypto assets intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.
Factors affecting the further development of crypto assets include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of crypto assets and other digital assets; the developing regulatory environment relating to crypto assets, including the characterization of crypto assets as currencies, commodities, or securities, the tax treatment of crypto assets, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, crypto asset networks and the platforms on which crypto assets trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a crypto asset; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.
Crypto asset trading platforms may be operating out of compliance with applicable laws and regulations. Such crypto asset trading platforms are, or may become, subject to enforcement actions by regulatory authorities. Any such enforcement actions may have a material adverse impact on a Fund, its investments, and its ability to implement its investment strategy.
Borrowing
Each Fund may borrow from banks for temporary or emergency purposes. In addition, each Fund may borrow money from banks to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of a Fund’s shares will decrease faster than would otherwise be the case. In accordance with the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of its borrowings. Maintaining asset coverage of 300% means that a Fund’s liabilities may comprise up to a third of its assets. For example, if a Fund had $100 in total assets, and the Fund borrowed $50, the Fund’s total assets would be $150, and its liabilities would be $50. A Fund would have 300% asset coverage. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Interfund Loans
The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the funds to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, a Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and a Fund may borrow in an amount up to 10% of its net assets from other funds. If a Fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds. The ability of the Fund to lend cash to or borrow cash from other funds is subject to certain other terms and conditions. The Board is responsible for overseeing the Trust’s participation in the interfund lending program.
Exchange-Traded Funds
To the extent otherwise consistent with their investment policies and applicable law, these Funds may invest in ETFs, which are typically open-end funds or unit investment trusts whose shares are listed on a national stock exchange.
Investments in ETFs subject a Fund to the risks of the ETF, as well as the risks of the ETF’s portfolio securities. In addition, the values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.

Shares of ETFs may at times be acquired at market prices representing premiums to their net asset values (“NAVs”). In addition, ETFs held by a Fund could trade at a discount from NAV, and such discount could increase while the Fund holds the shares. If the market price of shares of an ETF decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such ETF at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
In addition, if a Fund acquires shares in ETFs, including affiliated ETFs, shareholders would bear both their proportionate share of expenses in a Fund and, indirectly, the expenses of such ETF. Such expenses, both at the Fund level and acquired ETF level, would include management and advisory fees, unless such fees have been waived by the Manager. Please see your Fund’s Prospectus to determine whether any such management and advisory fees have been waived by the Manager.
Master Limited Partnerships
Each Fund may invest in master limited partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the partnership’s operations and management. The Funds may purchase publicly traded common units issued to limited partners of MLPs. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders. The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume. MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.
Initial Public Offerings (“IPOs”)
The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that a Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.
Venture Capital and Private Equity Investments
A Fund may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments, including private investments in public equities (“PIPEs”). To capitalize on such opportunities, the Fund may invest in venture capital or private equity funds, direct private equity investments, PIPEs, and other investments that the Manager determines to have limited liquidity (“Special Investment Opportunities”). Special Investment Opportunities involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Some Special Investment Opportunities in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such Special Investment Opportunities may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. A Fund can offer no assurance that the marketing efforts of any particular Special Investment Opportunity will be successful or that its business will succeed. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, a Fund that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in Special Investment Opportunities may cause a Fund to be less liquid than would otherwise be the case.
With respect to PIPE transactions, PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Real Estate Investment Trusts (“REITs”)
A Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and a Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Ordinary REIT dividends received by a Fund and distributed to the Fund’s shareholders will generally be taxable as ordinary income and will not constitute “qualified dividend income.” However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company may report dividends as eligible for this deduction to the extent the regulated investment company’s income is derived from ordinary REIT dividends (reduced by allocable regulated investment company expenses). A shareholder may treat the dividends as such provided the regulated investment company and the shareholder satisfy applicable holding period requirements.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Cyber Security Risk
With the increasing use of the internet and technology in connection with Fund operations, the Funds and their service providers are susceptible to greater operational and information security risks through breaches of cyber security. Cyber security breaches include stealing or corrupting data maintained online or digitally, “denial of service” attacks on websites, the unauthorized monitoring, misuse, loss, destruction or corruption of confidential information, unauthorized access to systems, compromises to networks or devices that the Funds and their service providers use to service Fund operations, and operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber security breaches affecting a Fund or any of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in financial losses or the inability of Fund shareholders to transact business. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management programs designed to mitigate or prevent the risk of cyber security breaches. Such costs may be ongoing because threats of cyber attacks are constantly evolving. Issuers of securities in which the Funds invest are also subject to similar cyber security risks, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Funds or their service providers, or the issuers of the securities in which the Funds invest, will not suffer losses relating to cyber security breaches in the future. In addition, the Funds have no control over the cybersecurity protections established by their service providers or third-party vendors. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.
Secondary Listings Risk
A Fund’s shares may be traded on stock exchanges other than the Listing Exchange. There can be no assurance that a Fund’s shares will continue to trade on any such stock exchange or in any market or that a Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Investment Restrictions
The investment restrictions numbered 1 through 7 below have been adopted by the Trust with respect to each Fund as fundamental policies. Under the 1940 Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Each Fund’s investment objective is a non-fundamental policy, which may be changed by the Board at any time. For each Fund:
1. Except as otherwise permitted by the 1940 Act (which currently limits borrowing to no more than 33 1∕3% of the value of the Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

2. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
3. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.
4. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.
5. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
6. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
7.
FRTY, ATFV, and AWEG:
Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.
CNEQ and ALAI:
Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC; and provided that the Fund will invest at least 25% of its total assets in companies focused in the following group of related industries: software, technology hardware storage and peripherals, semiconductors and semiconductor equipment, information technology services, electronic equipment instruments and components, communications equipment, broadline retail and interactive media and services.
Notations Regarding the Investment Restrictions
The following notations are not considered to be part of a Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

Except in the case of the percentage limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in a Fund’s other investment policies apply at the time of purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction. With respect to the percentage limitation set forth in Investment Restriction No. 1, however, if borrowings exceed 33 1∕3% of the value of a Fund’s total assets as a result of a change in values or assets, a Fund shall take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.
For purposes of Investment Restriction No. 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of related industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in Investment Restriction No. 7 will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: the purchase of government securities, domestic bank deposit instruments, or tax-exempt securities issued by governments or their political subdivisions (excluding private activity municipal debt securities), or as otherwise permitted by the SEC. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. With respect to each Fund’s industry classifications, each Fund currently utilizes the classifications of any one or more third party sources and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Fund are made by the Manager, which also is responsible for placing these transactions, subject to the overall review of the Board. Although investment requirements for each Fund are reviewed independently from those of the other accounts or funds managed by the Manager, investments of the type the Funds may make may also be made by these other accounts or funds. When a Fund and one or more other funds or other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.
Transactions in equity securities are in most cases effected on U.S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
In the Manager’s view, companies continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation. As a result, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.
To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that  Fund portfolio transactions may be executed through Fred Alger & Company, LLC (“Alger LLC” or the “Distributor”), a registered broker-dealer, if, in the judgment of the Manager, the use of Alger LLC is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger LLC charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.
In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act, provided to the Fund involved, the other Funds and/or other accounts or funds over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Alger Management’s fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research services. The Board periodically reviews the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds.
The commissions paid by each Fund to Alger LLC during the fiscal years ended December 31, 2022, 2023 and 2024 are listed in the tables below. Neither Alger LLC nor its affiliates engage in principal transactions with the Funds and, accordingly, receive no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.
	Broker Commissions Paid for 2022
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Mid Cap 40 ETF	$100,462	$12,583	13%	13%	$18,875,260	$19,380
Alger 35 ETF	20,100	6,253	31%	24%	1,937,358	1,475
	$120,562	$18,836	16%	15%	$20,812,618	$20,855

	Broker Commissions Paid for 2023
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Mid Cap 40 ETF	$75,836	$6,733	9%	11%	$25,403,709	$21,717
Alger 35 ETF	59,323	7,887	13%	9%	36,009,573	24,430
Alger Weatherbie Enduring Growth ETF*	2,078	-	0%	0%	745,050	720
	$137,237	$14,620	11%	10%	$62,158,332	$46,867

	Broker Commissions Paid for 2024
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Mid Cap 40 ETF	$86,383	$11,216	13%	7%	$36,814,053	$24,371
Alger 35 ETF	65,115	15,364	24%	18%	22,275,457	22,889
Alger Weatherbie Enduring Growth ETF*	3,697	-	0%	0%	3,651,642	2,306
Alger AI Enablers & Adopters ETF**	9,262	396	4%	3%	5,487,880	3,762
Alger Concentrated Equity ETF**	2,268	235	10%	3%	1,133,909	651
	$166,725	$27,211	16%	9%	$69,362,942	$53,980

* Alger Weatherbie Enduring Growth ETF commenced operations on March 6, 2023.
** Alger Concentrated Equity ETF and Alger AI Enablers & Adopters ETF commenced operations on April 5, 2024.
The increase in brokerage commissions paid by Alger 35 in the fiscal year ended December 31, 2024 when compared to the prior fiscal years was primarily a result of significant asset flows into and out of the Fund.
As of December 31, 2024, Alger 35, Enduring Growth, and Concentrated Equity ETF did not hold securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act). As of December 31, 2024, Alger Mid Cap 40 and AI ETF held securities of their regular brokers or dealers as follows:
Alger Mid Cap 40	Dollar Value of Securities Owned
Piper Sandler	$1,192,901

AI ETF	Dollar Value of Securities Owned
Citigroup Inc.	$168,232
J.P. Morgan Chase & Co.	$108,828
Portfolio Turnover
The Alger 35 ETF experienced significant variation in its portfolio turnover rate in the fiscal year ended December 31, 2024 when compared to the prior fiscal years. The portfolio turnover rate of the Alger 35 ETF changed to 219.07% during the fiscal year ended December 31, 2024 from 414.20% during the fiscal year ended December 31, 2023 and 187.01% during the fiscal year ended December 31, 2022. The significant variation in the Alger 35 ETF’s portfolio turnover rate in 2024 was primarily a result of position sizing.
Disclosure of Portfolio Holdings

Alger Management has adopted policies and procedures with respect to the disclosure of Fund portfolio holdings and characteristics, which are described below. Additionally, the Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of a Fund and its shareholders.
On each business day of a Fund, before commencement of trading in shares on a national securities exchange, each Fund will disclose on its website the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of that business day.
Additionally, each Fund makes its full holdings available semi-annually on Form N-CSR and after the first and third fiscal quarters as an exhibit to its regulatory filings on Form N-PORT. These regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of each Fund’s fiscal quarter.

In addition, each business day, each Fund’s portfolio holdings information will be provided to the Funds’ transfer agent or other agents for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including large institutional investors (known as “Authorized Participants” or “APs”) that have been authorized to purchase and redeem large blocks of shares pursuant to legal requirements, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming aggregations of a specified number of shares (“Creation Units”) or trading shares of a Fund in the secondary market.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to a Fund in the ordinary course of business after it has been disseminated to the NSCC.
In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Funds’ Chief Compliance Officer.
The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.
In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund portfolio versus an index (such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 223-3810 to obtain such information.
Each Fund provides its portfolio holdings on a daily basis, with no lag, to each of Abel Noser, Alpha Theory, Bloomberg, Factset, Security Class Action Services, LLC, and William O’Neil + Co. Inc. Each Fund has ongoing arrangements to provide its portfolio holdings to each of Callan Associates, Epiq eDiscovery Solutions, Inc., Equest, eVestment Alliance, LLC, Fascet LLC, ICE Data Services, InsiderScore, Mercer Investment Consulting, Morningstar, Oppenheimer, PSN, S&P Global Inc., RBC Capital Markets, Refinitiv US LLC, ReFlow Fund, LLC, Renaissance Macro, Seismic, Synergy Capital Management, Vantagepoint Investment Management, Inc., and Wilshire. Neither a Fund nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders. Alger Management also manages accounts for individuals and institutions. Holders of these accounts may own many of the same securities as a Fund, and therefore may be generally aware of the portfolio holdings of a Fund.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Net Asset Value

The net asset value (“NAV”) of each Fund is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the Fund outstanding. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the Listing Exchange is open.
A business day with respect to the Funds is any day on which the Listing Exchange is open for business (“Business Day”). The Listing Exchange is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
The assets of the Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by Alger Management, as the Board’s valuation designee.
Securities in which the Funds invest may be traded in markets that close before the close of the Listing Exchange. Developments that occur between the close of these markets (generally foreign markets) and the close of the Listing Exchange (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the Manager, pursuant to policies established by the Board, believes to be fair values of these securities as of the close of the Listing Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open.
The valuation of money market instruments with maturities of 60 days or less held by a Fund is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.
Creation and Redemption of Creation Units

The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at a price based on a Fund’s NAV next determined after receipt, on any Business Day, of an order received by the transfer agent in proper form. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of each Fund that constitute a Creation Unit for the Fund.

Fund	Shares Per Creation Unit
Alger Mid Cap 40 ETF	12,500
Alger 35 ETF	12,500
Alger Weatherbie Enduring Growth ETF	12,500
Alger Concentrated Equity ETF	12,500
Alger AI Enablers & Adopters ETF	12,500
The Manager and the Board reserve the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises or declines to an amount that falls outside the range deemed desirable by the Board.
To the extent a Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Fund Deposit
The consideration for purchase of Creation Units of a Fund generally consists of the Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted)) and the Cash Component computed as described below. However, each Fund reserves the right to permit or require that creations of shares are effected fully or partially in cash. Together, the Deposit Securities and the Cash Component constitute the Fund Deposit, which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the Deposit Amount, which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are generally the responsibility of the AP purchasing the Creation Unit.
On each Business Day prior to the opening of business on the Listing Exchange, a Fund will make available, through the NSCC, the list of names and quantities of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for a Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities and the amount of the Cash Component changes pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Manager with a view to the investment goal of a Fund. The composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to a Fund’s portfolio.
Each Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the facilities of the Depository Trust Company (“DTC Facilities”) or the clearing process through the Continuous Net Settlement System of the NSCC (“NSCC Clearing Process”), a clearing agency that is registered with the SEC (as discussed below), or that the AP is not able to trade due to a trading restriction. Each Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances.

Cash Purchase Method
When partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the AP must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
To be eligible to place orders and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker dealer or other participant in the NSCC Clearing Process, or (ii) a participant in Depository Trust Company (a “DTC Participant”), and, in either case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“AP Agreement”). A Participating Party or DTC Participant who has executed an AP Agreement is referred to as an AP. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of APs
Creation Units may be purchased only by or through an Authorized Participant that has entered into an AP Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such AP Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an AP Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust may not enter into an AP Agreement with more than a small number of Authorized Participants.
Placement of Creation Orders
An AP must submit an irrevocable order to purchase shares of a Fund, in proper form, no later than two hours prior to the closing time of the regular trading session (normally 2 p.m. Eastern time) of the Listing Exchange, on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders for Creation Units to be placed earlier in the day. Orders for Creation Units must be transmitted by an AP by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the AP Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an AP. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund’s deadlines specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Trust or its designee, in their discretion, may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the transfer agent’s proprietary website maintained for this purpose.
Investors, other than APs, are responsible for making arrangements for a creation request to be made through an AP. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the transfer agent or its agent by the Cutoff Time on such Business Day. Upon receiving an order for a Creation Unit, the transfer agent will notify the Manager and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian.
The AP must make available on or before the prescribed settlement date, by means satisfactory to a Fund, immediately available or same day funds estimated by a Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of a Fund. Investors should be aware that an AP may require orders for purchases of shares placed with it to be in the particular form required by the individual AP.

The AP is responsible for all transaction-related fees, expenses and other costs (as described below), as well as any applicable cash amounts, in connection with any purchase order.
Once a purchase order has been accepted, it will be processed based on the NAV next determined after such acceptance in accordance with a Fund’s Cutoff Times as provided in the AP Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units
Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to a Fund are in place for payment of the Cash Component and any other cash amounts which may be due, an order will be accepted, subject to a Fund’s right to reject any order until acceptance, as set forth below.
Once a purchase order has been accepted, upon the next determination of the NAV of the shares, a Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The transfer agent will then transmit a confirmation of acceptance to the AP that placed the order.
Each Fund reserves the right to reject or revoke a purchase order transmitted to it by the transfer agent, provided that a rejection or a revocation of a purchase order does not violate applicable law. For example a Fund may revoke or reject a purchase order transmitted to it by the transfer agent if: (i) the purchase order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit is not legally required or would, in the opinion of the Fund or counsel, be unlawful; or (v) circumstances outside the control of the Fund make it impossible to process purchase orders for all practical purposes. The transfer agent shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. A Fund, a Fund’s custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to a Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the custodian has confirmed that the securities included in the Fund Deposit (or the cash value thereof) have been delivered, the transfer agent and the Manager shall be notified of such delivery and a Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances. To the extent contemplated by an AP Agreement, a Fund will issue Creation Units to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage the Trust may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with a Fund’s then-effective procedures. The only collateral that is acceptable to a Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 1 p.m., Eastern time on the prescribed settlement date or such other time as designated by a Fund’s custodian. Information concerning a Fund’s current procedures for collateralization of missing Deposit Securities is available from the transfer agent. The AP Agreement will permit a Fund to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to a Fund of purchasing such securities and the value of the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, a Fund reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund and a Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the AP on the applicable Business Day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). If the costs of executing the transaction exceed the maximum additional charge, such charges will be paid by a Fund. APs will also bear the costs of transferring the Deposit Securities to a Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s standard creation transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the Trust.
Fund	Standard Creation Transaction Fee*	Maximum Additional Charge for Creations
Alger Mid Cap 40 ETF	$160	3%
Alger 35 ETF	$100	3%
Alger Weatherbie Enduring Growth ETF	$160	3%
Alger Concentrated Equity ETF	$100	3%
Alger AI Enablers & Adopters ETF	$100	3%

*
Standard creation transaction fees will be waived for the first 30 days after the commencement of each Fund’s operations.
Redemption of Creation Units
Shares of a Fund may be redeemed by APs only in Creation Units at its NAV next determined after receipt of a redemption request in proper form by the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an AP. Beneficial owners may also sell shares in the secondary market. Each Fund generally redeems Creation Units for Fund Securities (as defined below) and the Cash Amount (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of a Fund.
The Manager makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash as described below (“Cash Amount”), if any. Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units under certain circumstances.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
A Fund may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security that may not be eligible for transfer through DTC Facilities or the NSCC Clearing Process or that the AP is not able to trade due to a trading restriction. Each Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the AP would be restricted under applicable securities or other local laws; (ii) the delivery of a Fund Security to the AP would result in the disposition of the Fund Security by the AP becoming restricted under applicable securities or other local laws; or (iii) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities and the Cash Amount, but each Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method
When partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash redemption, the AP receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. The standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an AP on the applicable Business Day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). If the costs of executing the transaction exceed the maximum additional charge, such charges will be paid by a Fund. APs will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s standard redemption transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the Trust.
Fund	Standard Redemption Transaction Fee	Maximum Charge for Redemptions*
Alger Mid Cap 40 ETF	$160	2%
Alger 35 ETF	$100	2%
Alger Weatherbie Enduring Growth ETF	$160	2%
Alger Concentrated Equity ETF	$100	2%
Alger AI Enablers & Adopters ETF	$100	2%

*
As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders
Redemption requests for Creation Units of a Fund must be submitted to the transfer agent by or through an AP. An AP must submit an irrevocable request to redeem shares of a Fund, in proper form, no later than two hours prior to the closing time of the regular trading session (normally 2 p.m. Eastern time) of the Listing Exchange, on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than APs, are responsible for making arrangements for a redemption request to be made through an AP.
The AP must transmit the request for redemption in the form required by a Fund to the transfer agent in accordance with procedures set forth in the AP Agreement. Investors should be aware that their particular broker may not have executed an AP Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an AP Agreement. At any time, only a limited number of broker-dealers may have an AP Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to a Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

A redemption request is considered to be in “proper form” if: (i) an AP has transferred or caused to be transferred to a Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to a Fund is received by the transfer agent from the AP on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the AP Agreement are properly followed. The Trust reserves the right in connection with a redemption request to verify that the AP owns the shares subject to the redemption at the close of business on the date of the redemption order. If the AP, upon receipt of this request, does not provide sufficient information to the Trust, the redemption request will not be considered to have been received in proper form and may be rejected. If the transfer agent does not receive the investor’s shares through DTC Facilities by 10 a.m., Eastern time on the prescribed settlement date, the redemption request may be deemed rejected. Investors should be aware that the deadline for such transfers of shares through the DTC Facilities may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC Facilities by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the transfer agent shall notify a Fund and a Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant AP to the owner of beneficial interests in shares of a Fund (“Beneficial Owner”) thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.
A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by a Fund generally will be made within one Business Day (i.e., “T+1”). Each Fund reserves the right to settle redemption transactions later than T+1 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in a non-U.S. market.
If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset a Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the AP redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter). To the extent contemplated by an AP Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10 a.m., Eastern time on the prescribed settlement date, the transfer agent may accept the redemption request in reliance on the undertaking by the AP to deliver the missing shares as soon as possible. Such undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage the Trust may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered at such time as designated by the custodian, but no later than 10 a.m., Eastern time on the prescribed settlement date and shall be held by a Fund’s custodian and marked-to-market daily. The fees of a Fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP. The AP Agreement may permit a Fund to purchase missing Fund shares or acquire the Deposit Securities and the Cash Amount underlying such shares, and may subject the AP to liability for any shortfall between the cost of the Fund acquiring such shares, the Deposit Securities or Cash Amount and the value of the cash collateral including, without limitation, liability for related brokerage and other charges. Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for a Fund, shareholders may not be able to redeem their shares of a Fund, or purchase or sell shares of a Fund on the Listing Exchange on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Custom Baskets
The Deposit Securities to be deposited for the purchase of a Creation Unit, and the Fund Securities delivered in connection with a redemption may differ, and a Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager who are required to review each custom basket for compliance with those parameters. The policies and procedures distinguish among different types of custom baskets that may be used for a Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an AP. The Manager has established a governance process to oversee basket compliance for the Funds, as set forth in the Trust's policies and procedures.
Management

Trustees and Officers of the Trust
The Trust is governed by the Board which is responsible for protecting the interests of shareholders under Massachusetts law.
The Board has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Fund’s financial statements and the independent audit thereof. The members of the Audit Committee are Charles F. Baird, Jr., David Rosenberg and Nathan E. Saint-Amand. The Audit Committee met five times during the Trust’s last fiscal year. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election as trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) to the Board. The Nominating Committee, which met three times during the Trust’s last fiscal year, is composed of all the Independent Trustees.
While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing to the Secretary of the Trust, c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004. Any submission should include the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person”

(as defined in the 1940 Act) of the Trust, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Trustees of a registered investment company in an election contest pursuant to Regulation 14A under the Securities Exchange Act (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Trust’s By-laws.
Board’s Risk Oversight Role
Risk oversight is part of the Board’s general oversight of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office) and portfolio management personnel, which include reports on the investment performance of the Funds.
The Board receives regular compliance reports prepared by the Trust’s and the Manager’s Chief Compliance Officer and meets regularly with the Chief Compliance Officer to discuss various compliance matters, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the Trust’s and the Manager’s Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact with the Trust’s independent registered public accounting firm and the Trust’s Principal Financial Officer.
With respect to liquidity risk, the Board reviews, no less frequently than annually, a written report prepared by the Manager as the administrator of the Trust’s liquidity risk management program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also receives regular liquidity reports. With respect to valuation risk, the Board oversees the Manager in its role as valuation designee and reviews periodic reporting addressing valuation matters with respect to each Fund, including the Manager’s annual assessment of the adequacy and effectiveness of its process for determining the fair value of each Fund’s portfolio securities.
The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also may receive special reports or presentations on a variety of matters, either upon the Board’s request or upon the initiative of the Manager. The Board receives reports from counsel to the Trust or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investment activities.
Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the Trust’s trustees be Independent Trustees and as such not be affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment management agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 86% of the Trust’s Trustees, including the Chair of the Board, are Independent Trustees. The Chair of the Board chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chair of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Trust and potential conflicts of interest that could arise from this relationship.
Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.

Name, (Year of Birth), and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):
Hilary M. Alger (1961)	Trustee since 2020	Non-profit Fundraising Consultant since 2015, Schultz & Williams; Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017 to 2023, Germantown Friends School; Trustee from 1995 to 2023, Target Margin Theatre.	33	Board of Directors, Alger Associates, Inc.
Non-Interested Trustees:
Charles F. Baird, Jr. (1953)	Trustee since 2020	Managing Partner of North Castle Partners (private equity securities group).	33
Jean Brownhill (1977)	Trustee since 2024	CEO and Founder since 2011, Swee10 Inc (home renovation referral company).	33	Board Member, The New Home Company Inc.; Board Member, HELP USA.
Susan L. Moffet (1966)	Trustee since 2024	Managing Director and Partner since 2014, and various other roles since 1993, Boston Consulting Group (“BCG”).	33	Board Member, Sequoia Parks Conservancy.
Jay C. Nadel (1958)	Trustee since 2024	Self-Employed Consultant since 2004.	33
Chairman of the Board of
Trustees, City National
Rochdale Funds (7
funds); Trustee, The
Advisors’ Inner Circle
Fund III (56 funds),
Symmetry Panoramic
Trust (8 funds), Gallery
Trust (4 funds), Wilshire
Private Assets Master
Fund, Wilshire Private
Assets Fund, and Wilshire
Private Assets Tender
Fund; Director, Chiron
Capital Allocation Fund
Ltd., FS Alternatives
Fund (Cayman), FS
Managed Futures Fund
(Cayman), FS Real Asset
Fund (Cayman), and
Legal & General
Commodity Strategy
Fund Offshore Ltd.
Former Directorships:
Trustee, Schroder Global
Series Trust to 2021 (3
funds); Trustee, Schroder
Series Trust to 2022 (2
funds).

Name, (Year of Birth), and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
David Rosenberg (1962)	Trustee since 2020	Associate Professor of Law since August 2000, and Director of Robert Zicklin Center for Corporate Integrity since 2012, Zicklin School of Business, Baruch College, City University of New York.	33
Nathan E. Saint-Amand M.D. (1938)	Trustee since 2020	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	33

(1)
The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)
Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.
(3)
“Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.
Information About Each Trustee’s Experience, Qualifications, Attributes or Skills
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust’s or the Manager’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
The following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.
●
Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex funds (some since 2003), Ms. Alger has over 25 years experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.
●
Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 2000), Chair of the Board of all of the Alger Fund Complex funds since January 2024, and his service as member and, since 2023, Chair of the Audit Committee of the Trust, Mr. Baird has over 35 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.
●
Jean Brownhill — Ms. Brownhill has over 20 years of leadership experience. As the founder and chief executive officer (“CEO”) of her company, Sweeten, she led the development of a transformative marketplace in the construction industry, growing the platform from inception to managing nearly $3 billion in projects. Ms. Brownhill’s leadership focuses on integrating technology innovations and improving operational efficiencies, which have driven sustained, substantial growth. Additionally, she serves on public company, private company, and non-profit organization boards, applying her expertise in technology transformations and corporate governance to provide effective strategic oversights.
●
Susan L. Moffet — Ms. Moffet is an executive with over 20 years of operator, business strategy and deep functional experience. She brings strengths in building and scaling a tech organization at speed, building high performance teams, and driving organizational change. Ms. Moffet has broad experience in operations, financial planning, profit and loss oversight, talent strategy and risk management. She has had full accountability across the talent life cycle for BCG DV’s digital team including talent acquisition, compensation strategy and career development, as well as for assessing, purchasing and implementing technology and tools to support the business.
●
Jay C. Nadel — Mr. Nadel is a senior executive with a strong track record in overseeing and/or implementing process improvement and change management across a number of varied and diverse companies and industries. He has over 40 years of experience and knowledge of the financial services industry gained in a variety of leadership roles with an audit firm and various financial services firms. In addition, Mr. Nadel has served on numerous other fund and operating company boards.
●
David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex funds since 2007, and his service on the Audit Committee of the Trust, Mr. Rosenberg has 20 years of experience as a professor of business law.
●
Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 1986), and his service on the Audit Committee of the Trust, Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.

Officers of the Trust, with information regarding their positions with the Trust and principal occupations, are shown below.
Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):
Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”), and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc. and Weatherbie Capital, LLC; COO, Vice President, Secretary and Manager, Alger Group Holdings, LLC and Alger Capital, LLC; Director, Alger SICAV; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC, Alger Partners Investors II, LLC, Alger Partners Investors KEIGF, Alger Partners Investors-Crossbay LLC and Redwood Investments, LLC; Secretary, Alger Boulder I LLC.	2020
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel and Secretary, Alger LLC; CCO, Alger Management, Ltd. and Redwood Investments, LLC; Assistant Secretary, Weatherbie Capital, LLC; Vice President and Assistant Secretary, Alger Group Holdings, LLC.	2020
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President, Alger Management.	2020
Sergio M. Pavone (1961) Assistant Treasurer	Vice President, Alger Management.	2020
Christopher Hine (1978) Assistant Treasurer	Vice President, Alger Management since 2021. Formerly, Director of Accounting & Operations for International Value Advisers, LLC.	2025
Mia G. Pillinger (1989) Assistant Secretary	Vice President, Assistant General Counsel of Alger Management since 2024; Associate Counsel of Alger Management since 2020. Formerly, Associate at Willkie Farr & Gallagher, LLP.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President, Alger Management.	2021

(1)
The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)
Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.
No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective January 1, 2025, each Independent Trustee receives a fee of $170,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings. The Independent Trustee appointed as Chair of the Board receives an additional compensation of $26,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $10,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Independent Trustees who are not members of the Audit Committee but attend Audit Committee meetings will receive a stipend of $10,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Effective January 1, 2022, the Trustees adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of the funds in the Alger Fund Complex.
Prior to January 1, 2025, each Independent Trustee received a fee of $165,400 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings; the Chair of the Board received an additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex; and each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.
The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2024. The following table provides compensation amounts paid to the current Independent Trustees for the fiscal year ended December 31, 2024.

Compensation Table
Name of Person	Aggregate Compensation from The Alger ETF Trust*	Total Compensation Paid to Trustee from The Alger Fund Complex*
Charles F. Baird, Jr	$1,135	$200,400
Jean Brownhill	$596	$82,700
Susan L. Moffet	$598	$82,983
Jay C. Nadel	$596	$82,700
David Rosenberg	$1,011	$178,400
Nathan E. Saint-Amand	$1,011	$178,400

×
Mses. Brownhill and Moffet and Mr. Nadel became Trustees of the Trusts in August 2024 and therefore only received compensation from the Trusts for part of the most recently completed fiscal year.
The following table shows each current Trustee’s beneficial ownership as of December 31, 2024, by dollar range, of equity securities of each Fund and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.
None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger LLC, or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger LLC. The table reflects Ms. Alger’s beneficial ownership of shares of each Fund, and of all funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.
Equity Securities of Each Fund
Name of Trustee	FRTY	ATFV	AWEG	CNEQ	ALAI	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustee:
Hilary M. Alger	A	A	E	E	E	E
Independent Trustees:
Charles F. Baird, Jr.	A	E	A	A	A	E
Jean Brownhill	A	A	A	A	A	C
Susan L. Moffet	A	A	A	A	A	C
Jay C. Nadel	A	A	A	A	A	C
David Rosenberg	A	A	A	A	A	E
Nathan E. Saint-Amand	A	A	A	A	A	E
Investment Manager
Alger Management has been in the business of providing investment management services since 1964 and, as of December 31, 2024, Alger Management, Weatherbie, and their affiliates had approximately $26.9 billion in assets under management. Alger Management is directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger Group Holdings and Alger Management are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, the parent company of Alger Group Holdings.
Alger Management serves as investment adviser to the Funds’ pursuant to a written agreement between the Trust, on behalf of the Funds, and Alger Management (the “Management Agreement”), and under the supervision of the Board. The services provided by Alger Management under the Management Agreement include: making investment decisions for the Funds’, placing orders to purchase and sell securities on behalf of the Funds’, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. Alger LLC may serve as each Fund’s broker in effecting most portfolio transactions on securities exchanges and can retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Funds’ and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers of the Trust who are employed by the Trust and Alger Management. Alger Management bears all expenses in connection with the performance of its services under the Management Agreement.
Alger Management also provides administrative services to the Funds under the Management Agreement including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; overseeing the effectiveness of each Fund’s arbitrage mechanism by monitoring the premiums or discounts between the market prices and NAVs of a Fund’s shares and the bid/ask spreads for a Fund’s shares on a daily basis at the end of each Business Day; supervising the daily pricing of each Fund’s investment portfolio and the publication of each Fund’s NAV, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the 1940 Act.
As compensation for its services, the Trust has agreed to pay the Manager an investment management fee, accrued daily and payable monthly, at the following annual rates as a percentage of the average daily NAV of the applicable Fund:
Fund	Annual Fee as a Percentage of Average Daily Net Assets
FRTY	.50%
ATFV	.45%
AWEG	.55%
CNEQ	.45%
ALAI	.45%
The Manager has made contractual commitments to each Fund to waive and/or reimburse the Fund for expenses to the extent necessary to maintain the Fund’s other expenses at or below 0.10% of average daily net assets. The limitations exclude acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses (as determined in the discretion of the Board), and proxy expenses (except for such proxies related to: (i) changes to or approval of an investment management agreement for a Fund, (ii) the election to the Board of any trustee who is an “interested person” of the Trust, or (iii) any other matters that directly benefit, or relate directly to the operations of, the Manager or its affiliates, which expenses shall be borne exclusively by the Manager), to the extent applicable. Each agreement runs through December 31, 2026 and may only be amended or terminated prior to its expiration date by agreement between the Manager and the Board, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any expenses waived or reimbursed pursuant to the contract; however, a Fund will only make repayments to the Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Prior to April 30, 2025, the waiver/reimbursement arrangement for each Fund excluded acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable. Prior to April 30, 2024, the waiver/reimbursement arrangement for each Fund excluded custody fees, acquired fund fees and expenses, taxes, brokerage and extraordinary expenses, to the extent applicable. Prior to April 30, 2023, the waiver/reimbursement arrangement for each Fund then in operation was to maintain the Fund’s total annual operating expenses at or below the following levels: Alger Mid Cap 40 — .60%; Alger 35 — .55%; Enduring Growth — .65%. The limitation did not apply to acquired fund fees and expenses, taxes, brokerage and extraordinary expenses, to the extent applicable.

During the fiscal years ended December 31, 2022, 2023 and 2024*, respectively, the Manager earned the following amounts under the terms of the Management Agreement, approximately:
Fund	2024	2023	2022
Alger Mid Cap 40 ETF	$218,357	$138,034	$152,434
Alger 35 ETF	$94,275	$49,996	$45,168
Alger Weatherbie Enduring Growth ETF	$27,237	$17,031	$—
Alger Concentrated Equity ETF	$30,108	$—	$—
Alger AI Enablers & Adopters ETF	$32,570	$—	$—

* Alger Concentrated Equity ETF and Alger AI Enablers & Adopters ETF commenced operations on April 4, 2024.
During the fiscal years ended December 31, 2022, 2023 and 2024*, respectively, Alger Management waived and/or reimbursed the Funds the respective amounts set forth in the table below, pursuant to contractual agreements to limit expenses that were substantially the same as those described above:
Fund	2024	2023	2022
Alger Mid Cap 40 ETF	$164,631	$147,138	$182,367
Alger 35 ETF	$141,821	$117,119	$129,478
Alger Weatherbie Enduring Growth ETF	$101,976	$119,224	$—
Alger Concentrated Equity ETF	$71,691	$—	$—
Alger AI Enablers & Adopters ETF	$81,756	$—	$—

* Alger Concentrated Equity ETF and Alger AI Enablers & Adopters ETF commenced operations on April 4, 2024.
Sub-Adviser
Alger Management has entered into a Sub-Advisory Agreement with Weatherbie, a wholly-owned subsidiary of Alger Associates and an affiliate of Alger Management. Weatherbie, subject to Alger Management’s supervision and approval, provides investment management of Alger Weatherbie Enduring Growth ETF’s assets. Alger Management pays Weatherbie 70% of the advisory fee received by Alger Management from the Fund, net of any waivers.
During the fiscal years ended December 31, 2023 and 2024, Alger Management paid Weatherbie $0 and $0, respectively, under the terms of the Sub-Advisory Agreement in respect of Alger Weatherbie Enduring Growth ETF.
Description of Portfolio Manager Compensation Structure
An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), education, industry knowledge and the individual’s performance in his or her role. Base salaries will grow over time for Alger’s superior employees, rewarding their performance and contributions to the firm.
Cash bonus may be a significant portion of an individual’s compensation and can vary from year to year. The annual bonus considers various factors, including:
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the firm’s overall financial results and profitability;
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the firm’s collective investment management performance;
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an individual’s adherence to Alger’s investment process, generating investment ideas and overall performance of our clients’ portfolios (both relative and absolute);
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qualitative assessment of an individual’s performance with respect to Alger’s standards; and
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the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and S&P Global Ratings, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.
Alger Management has implemented a profit participation plan (“PPP”) that gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. Members of the firm are eligible to receive awards annually in the PPP. The PPP reinforces the portfolio managers’ commitment to generating superior investment performance for the firm’s clients. The awards are invested in Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with the firm’s investment and earnings results over the four-year period.
Additionally, the Alger Partners Plan provides key investment and non-investment executives with phantom equity that allows participants pro-rata rights to growth in the firm’s book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm’s value it will convey through this program. Participation in this program is determined annually.
Other Accounts Managed by Portfolio Managers
The numbers and assets of other accounts managed by the portfolio managers of the Fund as of December 31, 2024, are as follows. Except as noted below, no account’s management fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Joshua D. Bennett*±	2	$689,257,179	5	$234,203,607	14	$965,911,160
Dan Chung[x]^	14	$10,315,328,408	6	$1,455,303,110	33	$2,657,444,996
Ankur Crawford^	7	$10,816,693,111	8	$1,540,791,624	41	$3,293,610,277
H. George Dai*±	2	$689,257,179	5	$234,203,607	14	$965,911,160
Patrick Kelly^	7	$10,816,219,205	8	$1,540,791,624	41	$3,293,610,277
George Ortega[x]	2	$242,611,996	3	$130,272,057	1	$132,493
Amy Zhang	5	$2,021,014,736	2	$90,601,904	5	$77,014,545

*
The portfolio manager also manages a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $143 million as of December 31, 2024.
±
The portfolio manager also manages a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $37 million as of December 31, 2024.
x
The portfolio manager also manages Alger Dynamic Return Fund, a private fund included in “Other Pooled Investment Vehicles”. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $53 million as of December 31, 2024.
^
The portfolio manager also manages a separate account, included in “Other Accounts,” with an advisory fee based on the performance of the account. The account had assets of approximately $296 million as of December 31, 2024.
Securities Owned by the Portfolio Managers
The following table shows each current portfolio manager’s beneficial interest as of December 31, 2024, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = $100,001 — $500,000; F = $500,001 — $1,000,000; G = over $1,000,000.
Portfolio Manager	Fund	Range
Joshua D. Bennett	AWEG	E
Dan C. Chung	ATFV	G
Ankur Crawford	CNEQ	E
H. George Dai	AWEG	E
Patrick Kelly	ALAI	G
George Ortega	ATFV	E
Amy Y. Zhang	FRTY	E

Distributor
Alger LLC, an affiliate of Alger Management, serves as the Funds’ principal underwriter, or distributor, and may receive payments from the Funds under the Plan (as defined below). Shares are continuously offered for sale by a Fund through the Distributor only in Creation Units as described in each Fund’s prospectus and above in Creation and Redemption of Creation Units. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor. The Distributor will arrange for the delivery of the Prospectus and, upon request, this SAI to APs that have entered into an AP Agreement with the Distributor.
As stated in the Prospectus, in connection with the distribution and shareholder servicing activities of Alger LLC in respect of a Fund’s shares, the Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). However, no rule 12b-1 plan fee is currently charged to the Funds and there are no plans in place to impose a Rule 12b-1 fee. The Plan, if implemented, is designed to benefit each Fund and its shareholders.
Under the Plan, Alger LLC, in its discretion or pursuant to dealer agreements, would pay sales commissions based on the amount invested in Fund shares. The Plan would also authorize the Trust to pay Alger LLC, on behalf of each Fund, a shareholder servicing fee computed at an annual rate based on the average daily net assets allocable to the Fund shares. The shareholder servicing fee would be used by Alger LLC to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger LLC and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation would be paid by Alger LLC to persons, including Alger LLC employees, who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with a Fund or who provide other similar services not otherwise required to be provided by the Manager, transfer agent or other service provider of a Fund.
The Plan also provides that to the extent a Fund, the Manager, the Distributor or other parties on behalf of a Fund, make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan. To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the Plan because of applicable federal law prohibiting certain banks from engaging in the distribution of fund shares. These banks, however, are allowed to receive fees under the Plans for administrative servicing or for agency transactions.
From time to time Alger LLC, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger LLC may also from time to time, at its expense from its legitimate profits, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of the value of Trust assets or 0.50% annually of the value of Trust sales attributable to that financial intermediary. Alger LLC determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger LLC deems relevant. Factors considered by Alger LLC generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.
Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm.
Code of Ethics

The Manager, Alger LLC and the Trust have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.

Alger Management and Weatherbie personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Code of Ethics by calling the Trust toll-free at (800) 223-3810.
In accordance with the Code of Ethics and the Manager’s Insider Trading Policy and Procedures, personnel of Alger Management  and Weatherbie with knowledge about the composition of a Creation Basket are prohibited from disclosing such information to any other person, except as authorized in the course of their employment, until such information is made public.
Certain U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain of the U.S. federal income tax considerations applicable to a Fund and its shareholders, including each Fund’s qualification and taxation as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to the acquisition, ownership, and disposition of a Fund’s shares.
This discussion does not purport to be a complete description of all of the tax considerations applicable to a Fund or its shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders that are not U.S. shareholders (as defined below), shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, taxpayers on a mark-to-market system of taxation, tax-exempt entities, including pension plans and trusts (including an IRA, 401(k) plan or other tax-advantaged account), persons who hold Fund shares as part of a straddle or a hedging or conversion transaction, REITs, other RICs, banks and other financial institutions, U.S. shareholders whose functional currency is not the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, and partnerships and entities treated as partnerships for federal income tax purposes. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws nor does it discuss the special treatment under U.S. federal income tax laws that could result if a Fund invests in tax-exempt securities or certain other investment assets. This summary is limited to shareholders that hold a Fund’s shares as capital assets (within the meaning of the Code), and does not address owners of a shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No Fund has sought, and no Fund will seek any ruling from the U.S. Internal Revenue Service (the “IRS”) regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.
For the purposes of this discussion, a “U.S. shareholder” is a beneficial owner of a Fund’s shares that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;
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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
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a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or
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an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a Fund’s shares will depend on the facts of the shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of a Fund’s shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
Taxation of the Funds
Each Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify thereafter, as a RIC under Subchapter M of the Code. As a RIC, a Fund will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a Fund distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, a Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, a Fund must distribute to its shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that each Fund qualifies as a RIC.
Taxation as a Regulated Investment Company
If a Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to shareholders. A Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its shareholders.
If a Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on the realized but undistributed income) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed income that is less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.
To qualify as a RIC for U.S. federal income tax purposes, the Trust must have elected to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year, and each Fund generally must, among other things:
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derive in each taxable year at least 90% of the Fund’s gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the Fund’s business of investing in the stock, securities, foreign currencies or other income, or (b) net income derived from the Fund’s interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and
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diversify the Fund’s holdings so that at the end of each quarter of the taxable year:
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at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

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no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).
A Fund’s qualification and taxation as a RIC depends upon its ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that a Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
A Fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of the income required to be included. For example, if a Fund holds corporate stock with respect to which section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of the Fund’s allocable share of these deemed dividends.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to a Fund or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.
In order to enable a Fund to make distributions to shareholders that will be sufficient for the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if a Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its shareholders while the Fund’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.
If a Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although each Fund expects to operate in a manner so as to qualify continuously as a RIC, a Fund may decide in the future to be taxable as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that treatment as a C corporation for a particular year would be in the Fund’s best interest.
If a Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Excise Tax Distribution Requirements, the Fund may be subject to additional tax. However, no assurances can be given that a Fund will not be subject to the excise tax and, a Fund may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether a Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. Further, for purposes of calculating the value of a Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.
Each Fund expects to be initially treated as a “publicly offered regulated investment company.” However, if a Fund is not treated as a “publicly offered regulated investment company,” each of its U.S. shareholders that is an individual, trust or estate will be treated as having received a dividend for U.S. federal income tax purposes from the Fund in the amount of the U.S. shareholder’s allocable share of the management fees paid to Alger Management and certain of the Fund’s other expenses for the calendar year, and as having paid these fees and expenses for tax purposes, and the allocable portion of these expenses will be treated as miscellaneous itemized deductions that are not currently deductible by the U.S. shareholder (and beginning in 2026, will be deductible to the U.S. shareholder only to the extent they exceed 2% of the U.S. shareholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes. In addition, if a Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. shareholders on a non-pro-rata basis. U.S. shareholders are urged to consult their tax advisors as to the deductibility of any management fees allocated to the U.S. shareholder.
Failure to Qualify as a RIC
If a Fund qualifies as a RIC but fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxable as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might require the Fund to pay certain corporate-level U.S. federal taxes or dispose of certain assets). If a Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any unrealized appreciation during the succeeding 5-year period.
If a Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for the relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a Fund makes any distributions to the Fund’s shareholders. Additionally, the Fund would not be able to deduct distributions to its shareholders. Any distributions the Fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis in its shares of the Fund, and any remaining distributions would be treated as capital gain.
The remainder of this discussion assumes that each Fund will continuously qualify as a RIC.
Fund Investments—General
Certain of a Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions, and (8) produce income that is qualifying income for purposes of the 90% Gross Income Test. Each Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a Fund will be eligible for any tax elections or that any elections it makes will fully mitigate the effects of these provisions.
Gain or loss recognized by a Fund from sales, or transactions treated as sales for U.S. federal income tax purposes, of securities will be treated as capital gain or loss. Gain or loss recognized by a Fund generally will be long-term or short-term depending on the type of asset and how long the Fund held a particular security.
A portfolio company in which a Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in the portfolio company. These types of transactions could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. These types of transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.
Certain Foreign Investments
A Fund’s investment in non-U.S. securities through ADRs may be subject to non-U.S. income, withholding and other taxes. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by a Fund. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, a Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by a Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from a Fund’s investments. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of a Fund’s foreign taxes for the current year could be reduced.
If a Fund purchases shares in a passive foreign investment company (“PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or gain from the disposition of, the shares, even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from the excess distribution or gain. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (“QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if the income is not distributed by the QEF to the Fund. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a Fund may elect to mark to market at the end of each taxable year for the Fund's shares in the PFIC, in which case, the Fund will recognize, as ordinary income, any increase in the value of the shares, and, as ordinary loss, any decrease in the value to the extent it does not exceed prior increases included in its income. A Fund's ability to make either election will depend on factors beyond its control, and each Fund is subject to restrictions which may limit the availability or benefit of these elections. Under either election, a Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and the income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, a Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” will increase a Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce a Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.
Hedging and Derivative Transactions
Gain or loss, if any, realized from certain financial futures generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of financial futures. In addition, any financial futures remaining unexercised at the end of a shareholder’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.
Taxation of U.S. Shareholders
The following summary generally describes certain U.S. federal income tax consequences of an investment in a Fund’s shares beneficially owned by U.S. shareholders (as defined above). If you are not a U.S. shareholder this section does not apply to you. Whether an investment in a Fund is appropriate for a U.S. shareholder will depend upon that person's particular circumstances. An investment in a Fund by a U.S. shareholder may have adverse tax consequences. U.S. shareholders are urged to consult their tax advisors about the U.S. tax consequences of investing in a Fund.
Distributions on, and Sale or Other Disposition of, a Fund’s Shares
Distributions by a Fund generally are taxable to U.S. shareholders as ordinary income or capital gain. Distributions of a Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits. To the extent the distributions a Fund pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, the distributions generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains. Distributions of a Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. shareholder’s holding period for his, her or its shares. Distributions in excess of a Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in the U.S. shareholder’s shares in the Fund and, after the adjusted tax basis is reduced to zero, will constitute capital gains to the U.S. shareholder.
A portion of a Fund’s ordinary income dividends paid to corporate U.S. shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. A corporate U.S. shareholder may be required to reduce its basis in its shares with respect to certain “extraordinary dividends,” as defined in section 1059 of the Code. Corporate U.S. shareholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.
A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, the Fund may report the retained amount as undistributed capital gains to its U.S. shareholders, who will be treated as if each U.S. shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A Fund cannot treat any of its investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund makes this election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in the month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s shareholders on December 31 of the year in which the dividend was declared.
If a U.S. shareholder purchases shares of a Fund shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.
A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of the shareholder’s shares of a Fund. The amount of gain or loss will be measured by the difference between the shareholder’s adjusted tax basis in the shares sold, redeemed, or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from the sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held the shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of a Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to the shares. In addition, all or a portion of any loss recognized upon a disposition of the Fund’s shares may be disallowed if substantially identical stock or securities are purchased within 30 days before or after the disposition. In this case, any disallowed loss is generally added to the U.S. shareholder’s adjusted tax basis of the acquired shares.
In general, U.S. shareholders that are individuals, trusts, or estates are taxed at preferential rates on their net capital gain. These preferential rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate U.S. shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of the net capital losses against its ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back net capital losses for three years or carry forward net capital losses for five years.
Each Fund will send to each of its U.S. shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in the U.S. shareholder’s taxable income for the year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).
Distributions by a Fund out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under section 199A of the Code, although qualified REIT dividends earned by a Fund may qualify for the deduction under section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder’s particular situation.

Creation Units
An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss, except as described in the second subsequent paragraph. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for the Creation Units. Any gain or loss realized on the creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and generally will be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.
An Authorized Participant that redeems Creation Units generally will recognize a gain or (subject to the subsequent sentence) loss equal to the difference between the Authorized Participant’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for the Creation Units. It is unclear whether any loss realized upon an exchange of securities for Creation Units would be immediately deductible or would be required to be deferred under the “wash sale” rules or on the basis that there has been no significant change in economic position. Any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss, and generally will be treated as long-term capital gain or loss if the Fund shares comprising the Creation Units have been held for more than one year, and otherwise generally will be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the Authorized Participant (or group of Authorized Participants) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial ownership of Fund shares for purposes of the 80% determination. If a Fund does issue Creation Units to an Authorized Participant (or group of Authorized Participants) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the Authorized Participant (or group of Authorized Participants) generally would not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units are urged to consult their tax advisors with respect to the tax treatment of any creation or redemption transaction.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to its shares of a Fund in excess of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have similar reporting requirements. U.S. shareholders are urged to consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.
Net Investment Income Tax
An additional 3.8% surtax applies to the net investment income of non-corporate U.S. shareholders (other than certain trusts) on the lesser of (i) the U.S. shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a Fund, and net gain attributable to the disposition of shares of a Fund (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Certain Additional Tax Considerations
Information Reporting and Backup Withholding
A Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the Fund could subject the shareholder to a penalty imposed by the IRS.
Dividends

Each Fund declares and pays any dividends annually. Distributions of any net realized short-term and long-term capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.
Dividends and other distributions on Fund shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC Participants and indirect participants to beneficial owners of record with proceeds received from a Fund.
No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.
Custodian and Transfer Agent

The Bank of New York (“BNY”), with offices at 240 Greenwich Street, New York, New York 10286, serves as custodian and transfer agent for the Trust pursuant to a custodian agreement, under which it holds the Funds’ assets, and a transfer agency and service agreement. Under the transfer agency and service agreement, BNY has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of creation units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) maintain required books and records; and (vi) perform other customary services of a transfer agent and dividend disbursing agent for an ETF. Prior to March 2024, Brown Brothers Harriman & Co., with offices at 50 Post Office Square, Boston, Massachusetts 02110, served as custodian and transfer agent for the Trust pursuant to a custodian agreement, under which it held the Funds’ assets, and a transfer agency agreement.
The Trust, Alger LLC (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.
Organization

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 24, 2020 (the “Trust Agreement”). The Trust is an open-end management investment company.

The Trust currently has six series: Alger Mid Cap 40 ETF, Alger 35 ETF, Alger Weatherbie Enduring Growth ETF, Alger Concentrated Equity ETF, Alger AI Enablers & Adopters ETF, and Alger Russell Innovation ETF. Alger Mid Cap 40 ETF and Alger 35 ETF were organized on December 15, 2020. Alger Weatherbie Enduring Growth ETF was organized on December 6, 2022. Alger Concentrated Equity ETF and Alger AI Enablers & Adopters ETF were organized on February 20, 2024. Alger Russell Innovation ETF was organized on December 17, 2024.
Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.
Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust’s bylaws, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.
Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants. Physical share certificates are not issued for shares of the Funds.
Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires the Trustees to use their best efforts to ensure that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.
DTC as Securities Depository for Shares of the Funds
Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between DTC Participants, and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial

Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of a Fund.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of each Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of a Fund at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Principal Holders

Seed Capital
The Manager or an affiliate of the Manager (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.
Control Persons and Principal Holders of Securities
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the Management Agreement. Although certain shareholders listed below are the record owner of more than 25% of the shares of each Fund, no such entities are believed to be a control person because it is not the beneficial owner of such shares.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of March 31, 2025, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each Fund were as follows. The Trustees and officers of the Trust, as a group, held directly less than 1% of each Fund (which does not include Ms. Alger’s indirect ownership through various entities that may be deemed to be controlled by Ms. Alger through her control of Alger Associates).
Alger 35 ETF
Name	Percentage of Total Shares Held
The Bank of New York 240 Greenwich Street New York, NY 10286	31.0%
Alger Capital, LLC 100 Pearl Street New York, NY 10004	30.1%

Name	Percentage of Total Shares Held
Fidelity Discount 900 Salem Street Smithfield, RI 02917	6.7%
JPMorgan Chase Bank, MA 4 Chase Metrotech Center Brooklyn, NY 11245	5.3%
Castle Rock Wealth Management, LLC 1777 Botelho Drive Walnut Creek, CA 94596	5.2%
Alger Mid Cap 40 ETF
Name	Percentage of Total Shares Held
Wealth Enhancement Advisory Services, LLC 505 Highway 169 N Minneapolis, MN 55441	23.7%
UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019	13.8%
The Bank of New York 240 Greenwich Street New York, NY 10286	5.6%
Prosperity Financial Group, Inc. 2333 San Ramon Valley Boulevard San Ramon, CA 94583	5.4%
Alger Weatherbie Enduring Growth ETF
Name	Percentage of Total Shares Held
Alger Capital, LLC 100 Pearl Street New York, NY 10004	85.8%
Fidelity Discount 900 Salem Street Smithfield, RI 02917	9.9%
Alger Concentrated Equity ETF
Name	Percentage of Total Shares Held
Alger Capital, LLC 100 Pearl Street New York, NY 10004	37.3%
Fidelity Discount 900 Salem Street Smithfield, RI 02917	21.0%
Harvest Investment Services, LLC 1 Tranam Plaza Drive Oakbrook Terrace, IL 60181	5.5%

Alger AI Enablers & Adopters ETF
Name	Percentage of Total Shares Held
Alger Capital, LLC 100 Pearl Street New York, NY 10004	22.0%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	11.5%
JP Morgan Chase Bank NA 4 Chase Metrotech Center Brooklyn, NY 11245	9.1%
NWM Advisors, LLC 735 Tank Farm Road San Luis Obispo, CA 93401	6.8%
Fidelity Discount 900 Salem Street Smithfield, RI 02917	6.7%
Fidelity Brokerage Services LLC 900 Salem Street Smithfield, RI 02917	5.9%
Onyx Bridge Wealth Group LLC 120 White Plains Road Tarrytown, NY 10591	5.7%
Proxy Voting Policies and Procedures

The Board has delegated authority to vote all proxies related to the Funds’ portfolio securities to Alger Management, the Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all securities held in the Funds. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.
Alger Management receives and considers the recommendations of Institutional Shareholder Services Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS issues voting recommendations and casts votes on the proxies based on pre-determined proxy voting guidelines intended to vote proxies in the clients’ best interests, which are summarized in the Appendix to the SAI. Currently Alger Management has instructed ISS to base its recommendations on ISS’ Socially Responsible Investment Proxy Voting Guidelines. Alger Management has a process in place to override ISS’ voting recommendations.
If a country’s laws allow a company to block the sale of shares in advance of a shareholder meeting, Alger Management will generally not vote in the shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Although Alger Management considers proxy voting to be an important shareholder right, Alger Management will generally not impede its ability to trade in a stock in order to vote at a shareholder meeting. If a company will not block the sale of its shares in connection with the meeting, Alger Management will follow its proxy voting policies and procedures.
To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund. Further, Alger Management has a process in place for making voting determinations in the event of a conflict of interest.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management’s behalf, maintains records of proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and documents prepared by Alger Management that were material to making a voting decision.
No later than August 31st each year, the Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 223-3810 and on the Funds’ website and on the SEC’s website at http://www.sec.gov.
Financial Statements

The Trust’s audited financial statements and the notes thereto in each Fund’s Form N-CSR for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2024 Annual Report are incorporated by reference herein. The financial statements included in the 2024 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the 2024 Annual Report may be obtained by telephoning (800) 223-3810.
Potential Conflicts of Interest

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.
Summary
Alger Management is under common ownership with Weatherbie Capital, LLC, a registered investment adviser based in Boston, Massachusetts, Redwood Investments, LLC, a registered investment adviser based in Boston, Massachusetts, and Alger Management, Ltd., a UK registered investment adviser. Alger Management provides significant management, distribution, administration, back-office, legal and compliance, and trading support for Weatherbie Capital, LLC, Redwood Investments, LLC and Alger Management, Ltd. Weatherbie Capital, LLC and Redwood Investments, LLC each serve as a sub-adviser for a number of Alger Management accounts, including certain of the Alger Family of Funds. Alger Management serves as a sub-adviser to Alger Management, Ltd. for certain accounts, including as sub-portfolio manager for Alger SICAV.
Alger Management is also under common ownership with Alger LLC, a registered broker-dealer. Alger LLC serves as the principal underwriter for the Funds, as a placement agent for certain private funds managed by Alger Management and Weatherbie Capital, LLC, as a broker-dealer for U.S. listed equity securities trades placed on behalf of certain clients of Alger Management, and provides distribution support to Alger Management, Ltd. for the Alger SICAV. Alger LLC does not conduct public brokerage business and substantially all of its transactions are in U.S. equities for those Alger Management clients who authorize Alger Management to use Alger LLC as a broker, provided that relevant regulations that govern their accounts allow it. Alger LLC does not act as principal in any client trade nor does it underwrite the offering of securities (except as the principal underwriter for the Funds). On a regular basis, Alger Management evaluates whether the commissions, rates and fees charged by Alger LLC are commercially reasonable. Certain employees and officers of Alger Management serve as registered representatives and principals of Alger LLC.
In addition to serving as investment adviser of the ETFs and mutual funds in the Alger Family of Funds, Alger Management is the investment manager for Alger Dynamic Return Fund, Alger Life Sciences Innovation Fund, and Alger Life Sciences Innovation Offshore Fund, each of which is a privately offered fund. Alger Management serves as the sub-portfolio manager for Alger SICAV, a publicly offered fund registered in Luxembourg, other jurisdictions in the European Union, Switzerland, the United Kingdom, Japan, Korea, and Singapore. Not all sub-funds of the Alger SICAV are registered in these jurisdictions. Alger Management also serves as a sub-adviser to third-party registered and private funds, as well as bank collective investment trusts. From time to time, Alger Management, its affiliates or a related person (“Alger Affiliates”) may own significant stakes in one or more of the above entities.

From time to time, Alger Management, Alger LLC, Weatherbie Capital, LLC, Redwood Investments, LLC, Alger Group Holdings, or Alger Associates, or other affiliated persons may hold controlling positions in certain pooled investment vehicles, such that they are considered affiliates.
Conflicts as a Result of the Manager’s Other Affiliates
Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Funds directly and indirectly invest. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Funds.
As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management. Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Client Recommendations. Alger Management may recommend to clients that they purchase interests in certain funds for which Alger Management serves as investment adviser or sub-adviser and/or in which Alger Management and related persons have a financial interest. Alger Management and such related persons will fully disclose such financial interests to all clients to which such recommendations are given in accordance with applicable regulations.
Selection of Administrative and Other Service Providers. Alger Affiliates currently provide administrative services, shareholder services, and other account services to the Funds. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.
In connection with these services and subject to applicable law, Alger Affiliates, including the Manager, may from time to time, and without notice to investors or clients, insource or outsource certain processes or functions that it provides in its administrative or other capacities. Such insourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to insource or outsource, which entity to outsource to, and the fees charged by Alger Affiliates or the third party. Alger Management maintains policies designed to mitigate the conflicts described herein; however, such policies may not fully address all situations described above.
Information Alger Management May Receive. Alger Management and its affiliates may have or be deemed to have access to information about certain markets, investments and funds because of Alger Affiliates’ activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by a Fund, or acquire certain positions on behalf of a Fund. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Funds. Alger Management maintains policies designed to mitigate the conflicts described in this paragraph; however, such policies may not fully address situations described above.
Resources Shared Among Alger Affiliates. Alger Management shares certain resources with, receives certain services from, and provides certain services to various Alger Affiliates. Additionally, Alger Management, Weatherbie Capital, LLC, and Redwood Investments, LLC can share general information with respect to regulatory developments and industry trends affecting or potentially affecting U.S. and/or foreign markets, sectors, industries, and specific companies. Such relationships may present conflicts with Alger Management’s provision of advisory services to its clients, including the Funds.

Allocation Issues
Conflicts can emerge due to how Alger Management manages accounts or funds and allocates investment opportunities. To attempt to treat all clients reasonably in light of all factors relevant to managing an account, aggregated trades will generally be allocated pro rata among the accounts, including the Funds, whenever possible. There are exceptions to this practice, however, as described below:
Unusual Market Conditions. During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Funds, as it determines in its sole discretion.
Availability of Investments. The availability of certain investments such as IPOs or private placements may be limited. In such cases, all accounts (including the Funds) may not receive an allocation, and the performance of accounts which receive such allocations may be higher or lower than other accounts.
Alger Management, as a general practice, allocates IPOs and other limited availability investments pro rata among eligible accounts (including the Funds) as requested by portfolio managers and in accordance with applicable policies and procedures. An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, is considered an Alger Affiliate, is so large that the allocation is determined to be insignificant or is so small that it would receive little or no allocation. Moreover, Alger Affiliates accounts may receive an allocation of an opportunity not allocated to other accounts.
Differing Guidelines, Objectives and Time Horizons. Because accounts (including the Funds) are managed according to different strategies and individual client guidelines, certain accounts may not be able to participate in a transaction or strategy employed by Alger Management.
Actions taken by one account could affect others. A sale of securities by one account may cause a decline in the market value of those securities and other securities of the same issuer, having a material adverse effect on the performance of other accounts (including the Funds) that hold those securities and do not sell such positions.
Alger Management may also develop and implement new investment approaches, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the approach is consistent with the objectives of all accounts. Alger Management may make decisions regarding the allocation of new investment approaches based on such factors as strategic fit and other portfolio management considerations, including an account’s capacity for such approach, the liquidity of the approach and its underlying instruments, the account’s liquidity, the business risk of the approach relative to the account’s overall portfolio make-up, the effectiveness of, or return expectations from, the approach for the account, and any such other factors as Alger Management deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular approach will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the approach and the availability of other approaches for the account. For ease of management, Alger Management may group accounts with similar guidelines together for portfolio management purposes. As a result, an account may not invest in certain securities that its guidelines would allow because other similar accounts restrict such holdings. This could affect the performance of the account.
Investing in Different Classes of the Same Issuer. Conflicts also arise when one or more account (including a Fund) invests in different classes of securities of the same issuer. As a result, one or more accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if an account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more accounts, the Fund, or Alger Affiliates. The Funds may be negatively impacted by Alger Affiliates’ and other accounts’ activities, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other accounts not pursued a particular course of action with respect to the issuer of the securities.
Conflicts Related to Timing of Transactions.  While Alger Management will aggregate trades on behalf of similarly situated clients (including the Funds), there are instances when Alger Management places a trade ahead of, or contemporaneously with, trades for another account. In such cases, market impact, liquidity constraints, or other factors could result in the second account receiving less favorable trading results. The costs of implementing trades could be increased or the other account could otherwise be disadvantaged.
Although investment recommendations can apply to securities held across multiple strategies and held in multiple individual accounts, each account is managed separately. While Alger Management will use reasonable efforts to obtain timely execution across all accounts that may be affected by an investment recommendation, there can be no guarantee that such investment recommendation will be implemented simultaneously. It is possible that prior execution for or on behalf of an account or group of accounts could adversely affect the prices and availability of the securities and instruments for other accounts that later seek to trade the same securities or instruments.
Alger Management can delay an order for one account or group of accounts to allow portfolio managers of other strategies to participate in the same trade. In some instances, internal policies designed to facilitate trade aggregation may result in delays in placing trades, which may adversely affect trade execution.
Cross Transactions. From time to time and for a variety of reasons, certain accounts may buy or sell positions in a particular security while a Fund is undertaking the opposite strategy, which could disadvantage the Fund. To reduce this negative impact, when permitted by applicable law and when otherwise practical to do so, the accounts will enter into “cross transactions.” A cross transaction, or cross trade, occurs when the Manager causes a Fund to buy a security from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected in accordance with applicable law and policies and procedures.
Valuation of Assets. Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which a Fund may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.
Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Funds. Such securities and other assets may constitute a substantial portion of a Fund’s investments. Alger Management’s risk of misstating the value of securities is greater with respect to illiquid securities like those just described.
Alger Affiliates may hold proprietary positions in a Fund. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.
Regulatory Conflicts. From time to time, the activities of the Funds may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Funds, which could result in less favorable execution of trades and may impact the performance of the Funds.
Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds and Alger Management as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger Affiliates’ businesses, the larger the potential that these restricted list policies will impact the performance of the Funds.

Other Potential Conflicts Relating to the Management of the Fund by the Manager
Potential Conflicts Relating to Alger Affiliates’ Proprietary Activities and Activities On Behalf of Other Accounts. Alger Management or Alger Affiliates may invest in equity or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Funds and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Funds including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. Alger Management has adopted a code of ethics (the “Code of Ethics”) and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Funds. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.
Potential Conflicts in Connection With Proxy Voting
Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Funds, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management’s conflict of interest is, the importance placed on exercising a client’s right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”
Conflicts in Connection with Sales-Related Incentives
Alger Management has entered into solicitation agreements with each of Weatherbie Capital, LLC and Redwood Investments, LLC, and may introduce prospective clients to Weatherbie Capital, LLC and Redwood Investments, LLC. Subject to the terms of these agreements and applicable federal securities laws, each of Redwood Investments, LLC and Weatherbie Capital, LLC pays Alger Management an annual solicitation fee for such services. While Alger Management does not receive compensation for sales of its accounts (including the Funds), except with respect to the solicitation agreements with each of Weatherbie Capital, LLC and Redwood Investments, LLC, Alger LLC serves as the principal underwriter for the Funds advised by Alger Management (or sub-advised by Redwood Investments, LLC and Weatherbie Capital, LLC) and, in some cases, receives an asset-based fee for distribution and/or shareholder servicing from the Funds. Alger LLC will also receive fees related to contingent deferred sales charges of certain share classes of the Funds. In addition, Alger LLC may act as a placement agent for certain private funds managed by Alger Management and its affiliates, and may receive compensation for such services from Alger Management, its affiliates or the private funds.
Alger LLC sales personnel receive commission-based compensation for the sale of products or services for which Alger Management serves as an adviser. Such commission-based compensation may be higher for some products or services than others and thus the incentive to sell those products may be greater. This practice may present a conflict of interest and give Alger LLC sales personnel an incentive to recommend investment products based on the commission they would receive, rather than on a client’s needs. However, Alger LLC provides regular employee training to sales personnel on their responsibility to put clients’ best interests first when recommending investment products. Clients have the option to purchase investment products that Alger LLC sales personnel recommend through other brokers or agents that are not affiliated with Alger Management or Alger LLC. For the avoidance of doubt, Alger LLC sales personnel do not recommend investment products to retail investors.
Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Alger Affiliates or the Funds in connection with the distribution of shares in the Funds or other Alger Affiliates products. For example, Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, ETFs or other products or services offered or managed by Alger Management. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates’ membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates’ personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Alger Affiliates, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
To the extent permitted by applicable law, Alger Affiliates or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote client/Alger Affiliates accounts, the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates’ assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Funds, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, client/Alger Affiliates accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger Affiliates or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts in Connection with Brokerage Transactions
Trade Aggregation. If Alger Management believes that the purchase or sale of a security is in the best interest of more than one account (including the Funds), it has the option to aggregate these orders.
When trades are aggregated prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices are generally averaged, and a participating account will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of an individual account.
Orders to purchase or sell the same security are not aggregated in certain circumstances. This may be the case when there is a reasonable distinction between or among the orders. For example, orders without specific price requirements do not have to be aggregated with orders that are to be executed at a specific price. Also, certain accounts may be excluded from an aggregated trade if an account or accounts have a greater relative need to trade separately from other accounts due to legal, risk, tax, or other investment considerations.
Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise when orders are aggregated. Alger Management may aggregate trades for its clients (including the Funds) and Alger Affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will negotiate the material terms of such investments, including the price of such investments, and will prepare a written allocation statement reflecting the allocation of the private securities.
Soft Dollars. Alger Management primarily relies on its in-house research to provide buy and sell recommendations. However, Alger Management does acquire research services provided by third party vendors, some of which it pays for with brokerage fees and commissions, sometimes referred to as “soft dollars.” The services that Alger Management may receive include: management meetings; conferences; research on specific industries; research on specific companies; macroeconomic analyses; analyses of national and international events and trends; access to experts on a particular sector, industry or security; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; general research services (i.e. Bloomberg, FactSet); alternative data subscriptions.
Consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act, Alger Management will sometimes select brokers that charge higher commissions to provide brokerage and research services than would be charged by brokers providing trade execution services only. This benefits Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients’ interest in receiving the most favorable execution.
Alger Management periodically monitors execution and commission rates for trades placed with such brokers to assess the overall quality of such trade executions versus comparable trades with non “soft dollar” brokers. Research or other services obtained in this manner is used in servicing any or all of the Funds and other accounts. This includes accounts other than those that pay commissions to the broker providing soft dollar benefits. Therefore, such products and services may disproportionately benefit certain client/Alger Affiliates accounts, including the Funds, to the extent that the commissions from such accounts are not used to purchase such services.

Alger Management has entered into commission sharing arrangements, which enable Alger Management to aggregate commissions at a particular broker-dealer. Alger Management can then direct that particular broker-dealer to pay various other broker-dealers from this pool of aggregate commissions for research and research services the broker-dealers have provided to Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.
In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

Appendix

Appendix A: Executive Summary of SRI Proxy Voting Guidelines
The below is a summary of the ISS United States SRI Proxy Voting Guidelines. The complete guidelines are available at https://www.issgovernance.com/file/policy/active/specialty/SRI-US-Voting-Guidelines.pdf?v=2025.2.
Introduction
ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.
These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.
Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, Social Advisory Services takes as its frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, Social Advisory Services incorporates the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. There may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that Social Advisory Services closely examines the merits of each proposal and considers relevant information and company-specific circumstances in arriving at Social Advisory Services’ recommendations. ISS follows Alger Management’s proxy voting policies and procedures when voting proxies of securities held by the Funds, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.
Management Proposals
Board of Directors
Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.
Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40% underrepresented gender identities (which include directors who identify as women or as non-binary) or at least 20% racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75% of board and committee meetings held during the period for which they served will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.
In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters (defined as those on the current Climate Action 100+ Focus Group list), through their operations or value chain, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
Social Advisory Services supports requests that require the board chair to be independent of management, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
Board Responsiveness
Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year.
Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25% of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally votes for shareholder proposals that seek to remove antitakeover provisions, as takeover defenses limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Miscellaneous Governance Provisions
Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.
Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.
Social Advisory Services supports a one-share, one-vote policy, supports proposals for cumulative voting, and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.
Executive and Director Compensation
The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.
Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a significant misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.
Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.
Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.
Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include, among others, board-related issues, takeover defenses and shareholder rights, and executive and director compensation. Each year, shareholders file numerous proposals that address key issues regarding these topics. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.
Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment, government and military, political and charitable giving, and consumer lending and economic development.
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:
●
The number and variety of shareholder resolutions on social and environmental issues has increased;
●
Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
●
The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
●
Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.
Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management's oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

Investment Manager:
Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, New York 10004
Sub-Adviser:
Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, Massachusetts 02110
Distributor:
Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, New York 10004
Transfer Agent:
The Alger ETF Trust
c/o The Bank of New York
240 Greenwich Street
New York, New York 10286
Custodian Bank:
The Bank of New York
240 Greenwich Street
New York, New York 10286
Independent Registered Public
Accounting Firm:
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112
Counsel:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
The Alger
ETF Trust
STATEMENT OF
ADDITIONAL
INFORMATION
April 30, 2025

ETFSAI

PART C
OTHER INFORMATION
Item 28.
EXHIBITS
Exhibit No.	Description of Exhibit
(a)	Articles of Incorporation:
(a-1)
Agreement and Declaration of Trust for The Alger ETF Trust (“Registrant”), dated March 24, 2020
(Incorporated by reference to Registrant’s Registration Statement on Form N-1A (the “Registration
Statement”), filed with the SEC on August 18, 2020)

(a-2)	Certificate of Designation, dated March 24, 2020 (Incorporated by reference to the Registration Statement, filed with the SEC on August 18, 2020)
(a-3)	Certificate of Designation (Alger Mid Cap 40 ETF), dated August 13, 2020 (Incorporated by reference to the Registration Statement, filed with the SEC on August 18, 2020)
(a-4)	Certificate of Designation (Alger 25 ETF), dated August 13, 2020 (Incorporated by reference to the Registration Statement, filed with the SEC on August 18, 2020)
(a-5)	Certificate of Termination (Alger Focus Fund) (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the SEC on February 19, 2021)
(a-6)	Certificate of Amendment (Alger 35 ETF), dated February 11, 2021 (Incorporated by reference to Pre- Effective Amendment No. 1 to the Registration Statement, filed with the SEC on February 19, 2021)
(a-7)
Certificate of Designation (Alger Weatherbie Enduring Growth ETF), dated December 6, 2022
(Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed with the
SEC on February 10, 2023)

(a-8)
Certificate of Designation (Alger Concentrated Equity ETF), dated February 20, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(a-9)
Certificate of Designation (Alger Artificial Intelligence ETF), dated February 20, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(a-10)
Certificate of Amendment (Alger AI Enablers & Adopters ETF), dated March 27, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(a-11)
Certificate of Amendment (Alger Russell Innovation ETF), dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on
December 20, 2024)

(b)	By-laws: Amended and Restated By-laws of Registrant (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the SEC on February 19, 2021)
(c)	Instruments Defining Rights of Security Holders: See Exhibits (a) and (b)
(d)	Investment Advisory Contracts:
(d-1)
Amended & Restated Investment Management Agreement (“IMA”) between Registrant and Fred Alger
Management, LLC (“FAM”), dated February 11, 2021 (Incorporated by reference to Pre-Effective
Amendment No. 1 to the Registration Statement, filed with the SEC on February 19, 2021)

(d-2)	Amendment to IMA, dated December 6, 2022 (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed with the SEC on February 10, 2023)
(d-3)	Amendment to IMA, dated February 20, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March 28, 2024)
(d-4)	Amendment to IMA, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20, 2024)
(d-5)
Contract to Support Fee Waiver/Expense Reimbursement, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on
December 20, 2024)

Exhibit No.	Description of Exhibit
(d-6)
Sub-Advisory Agreement between FAM and Weatherbie Capital, LLC, dated March 1, 2017 (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed with the SEC on
November 18, 2022)

(d-7)	Amendment to Sub-Advisory Agreement, dated September 29, 2020 (Incorporated by reference to Post- Effective Amendment No. 2 to the Registration Statement, filed with the SEC on November 18, 2022)
(d-8)	Amendment to Sub-Advisory Agreement, dated December 6, 2022 (Incorporated by reference to Post- Effective Amendment No. 3 to the Registration Statement, filed with the SEC on February 10, 2023)
(e)	Underwriting Contracts:
(e-1)	Amended & Restated Distribution Agreement, dated February 11, 2021 (Incorporated by reference to Pre- Effective Amendment No. 1 to the Registration Statement, filed with the SEC on February 19, 2021)
(e-2)
Amendment to Amended & Restated Distribution Agreement, dated December 6, 2022 (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed with the SEC on February
10, 2023)

(e-3)
Amendment to Amended & Restated Distribution Agreement, dated February 20, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(e-4)
Amendment to Amended & Restated Distribution Agreement, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on
December 20, 2024)

(f)	Bonus or Profit Sharing Contracts: Not applicable.
(g)	Custodian Agreements:
(g-1)
Custody Agreement between Registrant and The Bank of New York Mellon (“BNY”), dated June 1, 2023
(Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the
SEC on March 28, 2024)

(g-2)	Amendment to Custody Agreement, dated March 28, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March 28, 2024)
(g-3)	Amendment to Custody Agreement, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20, 2024)
(g-4)
Foreign Custody Manager Agreement between Registrant and BNY, dated June 1, 2023 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(g-5)	Amendment to Foreign Custody Manager Agreement, dated March 28, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March 28, 2024)
(g-6)
Amendment to Foreign Custody Manager Agreement, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20,
2024)

(h)	Other Material Contracts:
(h-1)
Transfer Agency and Service Agreement between Registrant and BNY, dated June 1, 2023 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(h-2)
Amendment to Transfer Agency and Service Agreement, dated March 28, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March 28, 2024)

(h-3)
Amendment to Transfer Agency and Service Agreement, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on
December 20, 2024)

(h-4)
Fund Administration and Accounting Agreement between Registrant and BNY, dated June 1, 2023
(Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the
SEC on March 28, 2024)

(h-5)
Amendment to Fund Administration and Accounting Agreement, dated December 15, 2023 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on
March 28, 2024)

Exhibit No.	Description of Exhibit
(h-6)
Amendment to Fund Administration and Accounting Agreement, dated January 29, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(h-7)
Amendment to Fund Administration and Accounting Agreement, dated March 28, 2024 (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March
28, 2024)

(h-8)
Amendment to Fund Administration and Accounting Agreement, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on
December 20, 2024)

(h-9)
Securities Lending Authorization Agreement between Registrant and BNY, dated December 12, 2023
(Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20, 2024)

(h-10)
Amendment to Securities Lending Authorization Agreement, dated December 19, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on
December 20, 2024)

(h-11)	Form of Authorized Participant Agreement (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20, 2024)
(h-12)	Form of Sublicense Agreement between Registrant and FAM (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20, 2024)
(i)	Legal Opinions
(i-1)	Opinion of Sullivan & Worcester (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the SEC on February 19, 2021)
(i-2)
Opinion of Sullivan & Worcester (Alger Weatherbie Enduring Growth ETF) (Incorporated by reference to
Post-Effective Amendment No. 3 to the Registration Statement, filed with the SEC on February 10, 2023)

(i-3)	Opinion of Sullivan & Worcester (Alger Concentrated Equity ETF) (Incorporated by reference to Post- Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March 28, 2024)
(i-4)	Opinion of Sullivan & Worcester (Alger AI Enablers & Adopters ETF) (Incorporated by reference to Post- Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March 28, 2024)
(i-5)	Opinion of Sullivan & Worcester (Alger Russell Innovation ETF) (Incorporated by reference to Post- Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20, 2024)
(j)	Other Opinions: Consent of Independent Registered Public Accounting Firm (filed herewith)
(k)	Omitted Financial Statements: Not applicable.
(l)
Initial Capital Agreements: Purchase Agreement for Registrant, dated January 5, 2021 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the SEC on February
19, 2021)

(m)	Rule 12b-1 Plan, dated December 17, 2024 (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the SEC on December 20, 2024)
(n)	Rule 18f-3 Plan: Not applicable.
(o)	Reserved.
(p)	Codes of Ethics: Code of Ethics (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed with the SEC on March 28, 2024)
(q)
Powers of Attorney executed by Hal Liebes, Michael D. Martins, Hilary M. Alger, Charles F. Baird, Jr., Jean
Brownhill, Susan L. Moffet, Jay C. Nadel, David Rosenberg, and Nathan E. Saint-Amand, M.D.
(Incorporated by reference to Post-Effective Amendment No. 13, filed with the SEC on November 18,
2024)

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxomony Extension Calculation Linkbase

101.DEF	XBRL Taxomony Extension Definition Linkbase
101.LAB	XBRL Taxomony Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
Item 29.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
None.
Item 30.
INDEMNIFICATION
Under Section 8.4 of Registrant’s Amended and Restated Agreement and Declaration of Trust, as amended to date (“Declaration of Trust”), any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) is indemnified to the fullest extent permitted by law against all liabilities, penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by them in connection with any action, suit or other proceeding in which they may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person (i) had not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of Registrant or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties involved in the conduct of such Covered Person’s office. Certain expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and (i) the Covered Person provided security for such undertaking, (ii) Registrant is insured against losses from any lawful advances, or (iii) a majority or quorum of the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.
BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Fred Alger Management, LLC (“FAM”), which serves as investment manager to each Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. FAM presently serves as investment adviser to five open-end investment companies and one ETF, including the Registrant.
Set forth below is the name and principal business address of each company, excluding FAM-advised funds, for which a director or officer of FAM serves as a director, officer or employee:
Alger Alternative Holdings, LLC
Alger Alternative Holdings II, LLC
Alger Apple Real Estate, LLC
Alger Associates, Inc.
Alger Boulder I LLC
Alger Capital, LLC
Alger Group Holdings, LLC
Alger International Holdings
Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, New York 10004
Alger Management, Ltd.
85 Gresham Street, Suite 308

London EC2V 7NQ
United Kingdom
Redwood Investments, LLC
Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, Massachusetts 02110
Listed below are the officers of FAM.
NAME AND POSITION WITH FAM	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION
Daniel C. Chung Chairman, President, Chief Executive Officer (“CEO”)
President and CEO, Alger Associates, Inc., Weatherbie
Capital, LLC, Alger Apple Real Estate, LLC and Alger
Boulder I LLC; Director, Alger Management, Ltd. and
Alger SICAV; President, CEO and Manager, Alger Group
Holdings, LLC and Alger Capital, LLC; Manager,
Redwood Investments, LLC

Robert Kincel Chief Financial Officer (“CFO”), Senior Vice President, Treasurer
CFO and Treasurer, Alger Associates, Inc.; CFO, Treasurer,
Vice President and Manager, Alger Group Holdings, LLC
and Alger Capital, LLC; CFO, Treasurer and Senior Vice
President, Fred Alger & Company, LLC; Treasurer and
CFO, Weatherbie Capital, LLC; Treasurer, Alger Apple
Real Estate, LLC and Alger Boulder I LLC; Authorized
Signer, Alger Management, Ltd.

Hal Liebes Chief Operating Officer (“COO”), Secretary, Executive Vice President
COO and Secretary, Alger Associates, Inc. and Weatherbie
Capital, LLC; COO, Vice President, Secretary and
Manager, Alger Group Holdings, LLC and Alger Capital,
LLC; Director, Alger SICAV; Executive Director and
Chairman, Alger Management, Ltd.; Manager and
Secretary, Alger Apple Real Estate LLC; Manager, Alger
Partners Investors I, LLC, Alger Partners Investors II, LLC,
Alger Partners Investors KEIGF, Alger Partners Investors-
Crossbay LLC and Redwood Investments, LLC; Secretary,
Alger Boulder I LLC

Tina Payne Chief Compliance Officer (“CCO”), General Counsel, Assistant Secretary, Senior Vice President
Senior Vice President, General Counsel and Secretary, Fred
Alger & Company, LLC; CCO and Authorized Signer,
Alger Management, Ltd.; Assistant Secretary, Weatherbie
Capital, LLC; Vice President and Assistant Secretary, Alger
Group Holdings, LLC; CCO, Redwood Investments, LLC

Christoph Hofmann Chief Distribution Officer, Executive Vice President	President, CEO and Chief Distribution Officer, Fred Alger & Company, LLC
For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of FAM, reference is made to FAM’s current Form ADV (SEC File No. 801-06709) filed under the Investment Advisers Act of 1940, incorporated herein by reference.
Item 32.
PRINCIPAL UNDERWRITER
(a)
Fred Alger & Company, LLC (“Alger LLC”) acts as principal underwriter for Registrant, The Alger Funds,
The Alger Institutional Funds, The Alger Portfolios, The Alger Funds II, and Alger Global Equity Fund.

(b)	Alger LLC is a Delaware limited liability company located at 100 Pearl Street, 27th Floor, New York, New York 10004. The following is a list of the directors and officers of Alger LLC:

NAME	POSITION(S) AND OFFICE(S) WITH ALGER LLC	POSITION(S) AND OFFICE(S) WITH REGISTRANT
Darryl Ah Now	Senior Vice President	None
Scott Anderson	Senior Vice President	None
Alex Bernstein	Senior Vice President	None
Matthew Binkley	Vice President	None

NAME	POSITION(S) AND OFFICE(S) WITH ALGER LLC	POSITION(S) AND OFFICE(S) WITH REGISTRANT
Natalie Cardona	Assistant Vice President	None
Josephine Carey	Vice President	None
Peter Chang	Senior Vice President	None
Joo Chia	Assistant Vice President	None
Kevin Collins	Senior Vice President	None
Chris Conte	Vice President	None
Brian Costello	Senior Vice President	None
Ryan Craig	Vice President	None
Jessica Davis	Vice President	None
Tommy Ding	Assistant Vice President	None
Christopher Downey	Vice President	None
Edward Doyle	Senior Vice President	None
Colin Dwyer	Vice President	None
Joanne Dwyer	Assistant Vice President	None
Neil Elevado	Assistant Vice President	None
Elizabeth Flanders	Vice President	None
Jonathan Foster	Senior Vice President	None
Christopher Franz	Vice President	None
Victor Frazier	Vice President	None
Matthew Galletta	Senior Vice President	None
Nicholas Generale	Vice President	None
Daniel Giblin	Vice President	None
Matthew Goldberg	Senior Vice President	None
Andrew Harrington	Vice President	None
Peter Harris	Vice President	None
Ivana Hayblum	Vice President	None
Christopher Hine	Vice President	Assistant Treasurer
Christoph Hofmann	President, Chief Distribution Officer	None
Frank Iacovano	Vice President	None
Stacia Ikpe	Senior Vice President	None
Sean Jacobus	Vice President	None
Robert Kerr	Vice President	None
Daniel Kilpatrick	Vice President	None
Robert Kincel	Senior Vice President	None
Alan Kirby	Senior Vice President	None
Aaron Lee	Vice President	None
David Lewis	Vice President	None
Hal Liebes	Executive Vice President	President, Principal Executive Officer
Jacob Lilie	Senior Vice President	None
Chris Lin	Vice President	None
Chad Mackelprang	Vice President	None
Barbara Mackey	Vice President	None

NAME	POSITION(S) AND OFFICE(S) WITH ALGER LLC	POSITION(S) AND OFFICE(S) WITH REGISTRANT
Roman Magiera	Vice President	None
Sharudh Majid	Vice President	None
Robert Marks	Vice President	None
Michael Martins	Senior Vice President	Treasurer, Principal Financial Officer
James McCormick	Senior Vice President	None
Nicholas Morrello	Vice President	None
Michael Nelson	Vice President	None
Brad Neuman	Senior Vice President	None
Arthur Nowak	Vice President	None
Shannon O'Connor	Senior Vice President	None
Anna Osilovsky	Assistant Vice President	None
Sergio Pavone	Vice President	Assistant Treasurer
Tina Payne	Senior Vice President	Secretary, Chief Compliance Officer, Chief Legal Officer
Mia Pillinger	Vice President	Assistant Secretary
May Poon	Senior Vice President	None
Kosal Prum	Vice President	None
Jessie Quick	Vice President	None
Margaret Revell	Assistant Vice President	None
Jacquelyn Rizzo	Vice President	None
Ryan Rodgers	Vice President	None
Tyler Rosenthal	Vice President	None
Sushmita Sahu	Vice President	AML Compliance Officer
Katherine Schupp	Senior Vice President	None
Balram Singh	Vice President	None
Takoda Sitar	Vice President	None
Jason Smilowitz	Vice President	None
David Soltys	Assistant Vice President	None
Pramod Somani	Vice President	None
Joseph Spano	Vice President	None
Joseph Stein	Vice President	None
John Stergiou	Senior Vice President	None
John Strouse	Vice President	None
Vanesha Tuyu	Assistant Vice President	None
Shannon Weiss	Vice President	None
Nathaniel Young	Assistant Vice President	None
David Zappone	Vice President	None
Jordan Zdatny	Vice President	None

(c)	Not applicable.
Item 33.
LOCATION OF ACCOUNTS AND RECORDS
Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.
Item 34.
MANAGEMENT SERVICES

Not applicable.
Item 35.
UNDERTAKINGSNot applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 29th day of April, 2025.
THE ALGER ETF TRUST
By:	/s/ Hal Liebes
Hal Liebes, President

ATTEST:	/s/ Tina Payne
Tina Payne, Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Hal Liebes	President (Principal Executive Officer)	April 29, 2025
Hal Liebes
/s/ Michael D. Martins	Treasurer (Principal Financial Officer)	April 29, 2025
Michael D. Martins
*	Trustee	April 29, 2025
Charles F. Baird
*	Trustee	April 29, 2025
Hilary M. Alger
*	Trustee	April 29, 2025
Jean Brownhill
*	Trustee	April 29, 2025
Susan L. Moffet
*	Trustee	April 29, 2025
Jay C. Nadel
*	Trustee	April 29, 2025
David Rosenberg
*	Trustee	April 29, 2025
Nathan E. Saint-Amand

*By:	/s/ Hal Liebes
Hal Liebes Attorney-In-Fact

Exhibit Index
Exhibit No.	Description of Exhibit
(j)	Consent of Deloitte & Touche LLP